PROSPECTUS
DECEMBER 9, 1996

            MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A
                                      AND
            MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

        FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                 ALSO KNOWN AS
     MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                     MERRILL LYNCH LIFE INSURANCE COMPANY

                   Home Office: Little Rock, Arkansas 72201
                        Service Center: P.O. Box 44222,
                       Jacksonville, Florida 32231-4222
                          4804 Deer Lake Drive East,
                          Jacksonville, Florida 32246
                             Phone: (800) 535-5549

                                OFFERED THROUGH
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

The individual deferred variable annuity contract described in this Prospectus (the "Contract") is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. The Contract is issued by Merrill Lynch Life Insurance Company ("Merrill Lynch Life") both on a nonqualified basis, and as an Individual Retirement Annuity ("IRA") that is given qualified tax status.

Premiums will be allocated as the contract owner directs into one or more subaccounts of Merrill Lynch Life Variable Annuity Separate Account A ("Account A") and/or Merrill Lynch Life Variable Annuity Separate Account B ("Account B"), (together, the "Accounts"). The assets of each of the subaccounts will be invested in a corresponding mutual fund portfolio of the Merrill Lynch Variable Series Funds, Inc.; AIM Variable Insurance Funds, Inc.; Alliance Variable Products Series Fund, Inc.; and MFS Variable Insurance Trust (each portfolio, a "Fund"; collectively, the "Funds"). Currently, there are seventeen subaccounts available through Account A and one subaccount available through Account B. Three additional subaccounts previously available though Account A are no longer available for the allocation of premiums or contract value. Other subaccounts and corresponding investment options may be added in the future. The value of a contract owner's investment in each subaccount will vary with investment experience, and it is the contract owner who bears the full investment risk with respect to his or her investments.

The Contract provides a choice of fixed annuity payment options. On the annuity date, the entire contract value, after the deduction of a charge for any applicable premium taxes, will be transferred to Merrill Lynch Life's general account, from which the annuity payments will be made. Prior to the annuity date, the contract owner may make transfers among Account A subaccounts, limited transfers from Account A into Account B, and full or partial withdrawals from the Contract to suit investment and liquidity needs. Withdrawals may be taxable and may be subject to a contingent deferred sales charge.

This Prospectus contains information about the Contract and the Accounts that a prospective contract owner should know before investing. Additional information about the Contract and the Accounts is contained in a Statement of Additional Information, dated December 9, 1996, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available on request and without charge by writing to or calling Merrill Lynch Life at the Service Center address or phone number set forth above. The table of contents for the Statement of Additional Information is included on page 40 of this Prospectus.

THE PURCHASE OF THIS CONTRACT INVOLVES CERTAIN RISKS. BECAUSE IT IS A VARIABLE ANNUITY, THE VALUE OF THE CONTRACT REFLECTS THE INVESTMENT PERFORMANCE OF THE SELECTED INVESTMENT OPTIONS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, CONTRACT OWNERS COULD LOSE ALL OR PART OF THE MONEY THEY HAVE INVESTED. MERRILL LYNCH LIFE DOES NOT GUARANTEE THE VALUE OF THE CONTRACT. RATHER, CONTRACT OWNERS BEAR ALL INVESTMENT RISKS.

AN ANNUITY IS INTENDED TO BE A LONG TERM INVESTMENT. WITHDRAWALS OR SURRENDER OF THE CONTRACT PREMATURELY MAY RESULT IN SUBSTANTIAL PENALTIES. CONTRACT OWNERS SHOULD CONSIDER THEIR INCOME NEEDS BEFORE PURCHASING THE CONTRACT.

ALL WITHDRAWALS FROM AND SURRENDER OF THE CONTRACT ARE SUBJECT TO TAX, AND IF TAKEN BEFORE AGE 59 1/2 MAY ALSO BE SUBJECT TO A 10% FEDERAL PENALTY TAX.

THIS CONTRACT PROVIDES A GUARANTEED DEATH BENEFIT THAT IS PAYABLE ONLY UPON THE DEATH OF THE CONTRACT OWNER. THE 5% GROWTH GUARANTEED ON CERTAIN PREMIUMS FOR DEATH BENEFIT PURPOSES IS NOT A GUARANTEE OF CONTRACT VALUE, NOR IS IT APPLICABLE TO ANY OTHER FEATURE OF THE CONTRACT.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO CURRENT PROSPECTUSES FOR THE FUNDS WHICH SHOULD ALSO BE READ AND KEPT FOR REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
DEFINITIONS............................................................      4
CAPSULE SUMMARY OF THE CONTRACT........................................      5
FEE TABLE..............................................................      9
ACCUMULATION UNIT VALUES...............................................     13
YIELDS AND TOTAL RETURNS...............................................     15
MERRILL LYNCH LIFE INSURANCE COMPANY...................................     16
THE ACCOUNTS...........................................................     16
INVESTMENTS OF THE ACCOUNTS............................................     17
  Merrill Lynch Variable Series Funds, Inc. ...........................     17
    Domestic Money Market Fund.........................................     18
    Prime Bond Fund....................................................     18
    High Current Income Fund...........................................     18
    Quality Equity Fund................................................     18
    Equity Growth Fund.................................................     18
    Natural Resources Focus Fund.......................................     19
    American Balanced Fund.............................................     19
    Global Strategy Focus Fund.........................................     19
    Basic Value Focus Fund.............................................     19
    Global Bond Focus Fund.............................................     19
    Global Utility Focus Fund..........................................     19
    International Equity Focus Fund....................................     20
    Government Bond Fund...............................................     20
    Developing Capital Markets Focus Fund..............................     20
    Reserve Assets Fund................................................     20
    Index 500 Fund.....................................................     20
  AIM Variable Insurance Funds, Inc. ..................................     20
    AIM V.I. Capital Appreciation Fund.................................     21
    AIM V.I. Value Fund................................................     21
  Alliance Variable Products Series Fund, Inc. ........................     21
    Premier Growth Portfolio...........................................     22
  MFS Variable Insurance Trust.........................................     22
    Emerging Growth Series.............................................     22
    Research Series....................................................     22
  Purchases and Redemptions of Fund Shares; Reinvestment...............     22
  Material Conflicts, Substitution of Investments and Changes to
    Accounts...........................................................     22
CHARGES AND DEDUCTIONS.................................................     23
  Contract Maintenance Charge..........................................     23
  Mortality and Expense Risk Charge....................................     23
  Administration Charge................................................     24
  Contingent Deferred Sales Charge.....................................     24
  Premium Taxes........................................................     25
  Other Charges........................................................     25
DESCRIPTION OF THE CONTRACT............................................     26
  Ownership of the Contract............................................     26
  Issuing the Contract.................................................     26
  Ten Day Right to Review..............................................     26
  Contract Changes.....................................................     26
  Premiums.............................................................     27
  Premium Investments..................................................     27
  Accumulation Units...................................................     27
  Death Benefit........................................................     28
  Death of Annuitant...................................................     29
  Transfers............................................................     29
  Dollar Cost Averaging................................................     30

                                                                            PAGE
                                                                            ----
  Merrill Lynch Retirement Plus Advisor SM.................................  30
  Withdrawals and Surrenders...............................................  31
  Payments to Contract Owners..............................................  32
  Annuity Date.............................................................  32
  Annuity Options..........................................................  33
  Unisex...................................................................  34
FEDERAL INCOME TAXES.......................................................  34
  Introduction.............................................................  34
  Merrill Lynch Life's Tax Status..........................................  34
  Taxation of Annuities....................................................  35
  Internal Revenue Service Diversification Standards.......................  36
  IRA Contracts............................................................  37
  Transfers, Assignments, or Exchanges of a Contract.......................  37
  Withholding..............................................................  37
  Possible Changes in Taxation.............................................  38
  Other Tax Consequences...................................................  38
OTHER INFORMATION..........................................................  38
  Voting Rights............................................................  38
  Reports to Contract Owners...............................................  38
  Selling the Contract.....................................................  39
  State Regulation.........................................................  39
  Legal Proceedings........................................................  39
  Experts..................................................................  40
  Legal Matters............................................................  40
  Registration Statements..................................................  40
  Table of Contents of the Statement of Additional Information.............  40

                                  DEFINITIONS

Accounts: Two segregated investment accounts of Merrill Lynch Life Insurance Company, named Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. (See page 16.)

account value: The value of a contract owner's interest in a particular
Account.

accumulation unit: An index used to compute the value of the contract owner's interest in a subaccount prior to the annuity date. (See page 27.)

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. (See page 32.)

beneficiary: The person to whom payment is to be made on the death of the contract owner.

Contract: The variable annuity offered by this Prospectus.

contract anniversary: The same date each year as the date of issue of the Contract.

contract owner: The person entitled to exercise all rights under the Contract. (See page 26.)

contract value: The value of a contract owner's interest in the Accounts.

contract year: The period from one contract anniversary to the day preceding the next contract anniversary.

date of issue: The date on which an initial premium is received and required contract owner information is approved by Merrill Lynch Life. (See page 26.)

due proof of death: A certified copy of the death certificate, Beneficiary Statement, and any additional paperwork necessary to process the death claim.

Funds: The mutual funds, or separate investment portfolios within a series mutual fund, designated as eligible investments for the Accounts. (See page 17.)

Individual Retirement Account or Annuity ("IRA"): A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 408 of the Internal Revenue Code.

monthiversary: The same date of each month as the date on which the Contract was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next. (See page 28.)

nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified arrangement described under Section 401, 403, 408, 457 or any similar provisions of the Internal Revenue Code.

premiums: Money paid into the Contract. (See page 27.)

subaccount: A division of each of the Accounts consisting of the shares of a particular Fund held by that Account.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of business on each day the New York Stock Exchange is open. (See page 28.)

variable annuity: A contract with a value that reflects investment experience prior to the annuity date, and provides periodic payments of set amounts after the annuity date.

                        CAPSULE SUMMARY OF THE CONTRACT

The following capsule summary is intended to provide a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

THE ACCOUNTS

Premiums will be allocated to Merrill Lynch Life Variable Annuity Separate Account A ("Account A") and/or Merrill Lynch Life Variable Annuity Separate Account B ("Account B") segregated investment accounts (together, the "Accounts"), as directed by the contract owner. The Accounts are divided into subaccounts corresponding to the Funds in which contract value may be invested. Premiums are not invested directly in the underlying Funds. For the first 14 days following the date of issue, all premiums directed into Account A will be allocated to the Domestic Money Market Fund Subaccount. Thereafter, the account value will be reallocated to the Account A subaccounts selected. In the Commonwealth of Pennsylvania, all premiums will be invested as of the date of issue in the subaccounts selected by the contract owner. Account A account value may be periodically transferred among Account A subaccounts, subject to certain limitations. Currently, a contract owner may allocate premiums or contract value among a total of eighteen subaccounts. The contract value and annuity payments will reflect the investment performance of the Funds selected. (See THE ACCOUNTS on page 16 and TRANSFERS on page 29.)

THE FUNDS

The Funds are separate investment mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc. ("Merrill Variable Funds"); AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund"); and MFS Variable Insurance Trust ("MFS Insurance Trust") (each portfolio, a "Fund"; collectively, the "Funds"). The following eighteen Funds are currently available for contract owner investment (seventeen available through Account A and one available through Account B), each with a different investment objective: Domestic Money Market Fund, Prime Bond Fund, High Current Income Fund, Quality Equity Fund, Equity Growth Fund, Global Strategy Focus Fund, Basic Value Focus Fund, Global Bond Focus Fund, International Equity Focus Fund, Government Bond Fund, Developing Capital Markets Focus Fund, Index 500 Fund, and Reserve Assets Fund, each of Merrill Variable Funds; AIM V.I. Capital Appreciation Fund and AIM V.I. Value Fund, each of AIM V.I. Funds; Premier Growth Portfolio of Alliance Series Fund; and Emerging Growth Series and Research Series, each of MFS Insurance Trust. (Subaccounts investing in the Natural Resources Focus Fund, the American Balanced Fund, and the Global Utility Focus Fund of Merrill Variable Funds were closed to allocations of premiums and contract value following the close of business on December 6, 1996.) Other investment options may be added in the future. (See INVESTMENTS OF THE ACCOUNTS on page 17.)

Detailed information about the investment objectives of the Funds can be found under INVESTMENTS OF THE ACCOUNTS on page 17 and in the attached prospectuses for the Funds.

PREMIUMS

The Contract generally allows contract owners the flexibility to make premium payments as often as desired. The Contract is purchased by making an initial premium payment of $5,000 or more on a nonqualified Contract and $2,000 or more on an IRA Contract. Subsequent premium payments generally must be $300 or more and can be made at any time prior to the annuity date. Maximum annual contributions to IRA Contracts are limited by federal law. Under an automatic investment feature, subsequent premium payments can be systematically made from a Merrill Lynch, Pierce, Fenner & Smith Incorporated brokerage account. A Financial Consultant should be contacted for additional information. Merrill Lynch Life reserves the right to refuse to accept subsequent premium payments, if required by law. (See PREMIUMS on page 27.)

FEES AND CHARGES

A charge is made to reimburse Merrill Lynch Life for expenses related to maintenance of the Contract. A $40 contract maintenance charge will be deducted from the contract value on each contract anniversary that occurs on or prior to the annuity date. It will also be deducted when the Contract is surrendered, if it is surrendered on any date other than a contract anniversary. This charge will be waived on all Contracts with a contract value equal to or greater than $50,000 on the date the charge would otherwise be deducted, and in certain circumstances where multiple contracts are owned. It is not deducted after the annuity date.

A mortality and expense risk charge is imposed on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B and is deducted daily from the net asset value of the Accounts. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks assumed by Merrill Lynch Life for the annuity payment and death benefit guarantees made under the Contract. The remainder, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks assumed by Merrill Lynch Life should the contract maintenance and administration charges be insufficient to cover all Contract maintenance and administration expenses.

An administration charge is made to reimburse Merrill Lynch Life for costs associated with the establishment and administration of the Contract. A charge of 0.10% annually will be deducted daily only from the net asset value of Account A. No administration charge is imposed on the assets of Account B.

A contingent deferred sales charge may be imposed on withdrawals and surrenders from Account A. The maximum contingent deferred sales charge is 7% of premium withdrawn during the first year after that premium is paid, decreasing by 1% annually to 0% after year seven. No contingent deferred sales charge will be imposed on withdrawals or surrenders from Account B. In addition, no contingent deferred sales charge will be imposed on withdrawals or surrenders from Contracts purchased by employees of Merrill Lynch Life or its affiliates or from Contracts purchased by the employees' spouses or dependents, where permitted by state regulation.

A charge for any premium taxes imposed by a state or local government will be deducted from the contract value on the annuity date. Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5%. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, Merrill Lynch Life will also deduct a charge for these taxes on any withdrawal, surrender or death benefit effected under the Contract.

Merrill Lynch Life reserves the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. Merrill Lynch Life also reserves the right to deduct from the Accounts any taxes imposed on the Accounts' investment earnings. (See MERRILL LYNCH LIFE'S TAX STATUS on page 34.)

Detailed information about fees and charges imposed on the Contract can be found under CHARGES AND DEDUCTIONS on page 23.

ANNUITY PAYMENTS

The Contract provides a choice of fixed annuity payment options. On the annuity date, the entire contract value will be transferred to Merrill Lynch Life's general account, from which the annuity payments will be made. The amount of each payment is predetermined.

The contract owner selects an annuity date when annuity payments will begin. Contract owners may change the annuity date up to 30 days prior to that date. However, the annuity date for nonqualified Contracts may not be later than the annuitant's 85th birthday. The annuity date for IRA Contracts will not be later than when the owner/annuitant reaches the age of 70 1/2 unless the contract owner selects a later annuity date.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000 (or a different minimum amount, if required by state law), Merrill Lynch Life may pay the annuity benefits in a lump sum, rather than as periodic payments. If any annuity payment would be less than $50 (or a different minimum amount, if required by state law), Merrill Lynch Life may change the frequency of payments so that all payments will be at least $50 (or the minimum amount required by state law). All annuity payments will be directly transferred to the contract owner's designated Merrill Lynch, Pierce, Fenner & Smith Incorporated brokerage account, unless otherwise specified.

Details about the annuity options available under the Contract can be found under ANNUITY OPTIONS on page 33.

TRANSFERS

Once each contract year, contract owners may transfer from Account A to Account B an amount equal to any gain in account value and/or any premium not subject to a contingent deferred sales charge. Where permitted by state regulation, once each contract year, contract owners may transfer all or a portion of the greater of that amount or 10% of premiums subject to a contingent deferred sales charge (minus any of that premium already withdrawn or transferred). Additionally, where permitted by state regulation, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis.

This is the only amount which may be transferred from Account A to Account B during that contract year. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Prior to their annuity date, contract owners may transfer all or part of their Account A value among the subaccounts of Account A up to six times per contract year without charge. Additional transfers among Account A subaccounts may be made at a charge of $25 per transfer. Contract owners may elect a Dollar Cost Averaging feature in which Account A value invested in the Domestic Money Market Subaccount may be systematically transferred among the other Account A subaccounts on a monthly basis without charge, subject to certain limitations. In addition, through participation in the Merrill Lynch RPA SM program, contract owners may have their Account A values allocated in accordance with an investment program consistent with the contract owner's investment profile. (See TRANSFERS on page 29; DOLLAR COST AVERAGING on page 30; and MERRILL LYNCH RETIREMENT PLUS ADVISOR SM on page 30.)

Effective following the close of business on December 6, 1996, transfers may no longer be made to the Natural Resources Focus Subaccount, the American Balanced Subaccount, or the Global Utility Focus Subaccount.

WITHDRAWALS

Contract owners may make up to six withdrawals from the Contract per contract year. Value withdrawn from Account A is generally subject to a contingent deferred sales charge. (See CONTINGENT DEFERRED SALES CHARGE on page 24.) However, a contingent deferred sales charge will not be applied to the first withdrawal in any contract year out of Account A to the extent that the withdrawal consists of gain and/or any premium not subject to such a charge. Where permitted by state regulation, a contingent deferred sales charge will not be applied to that portion of the first withdrawal from Account A in any contract year that does not exceed the greater of any gain in account value and/or any premium not subject to a contingent deferred sales charge and 10% of premiums subject to a contingent deferred sales charge (minus any of that premium already transferred out of Account A). Additionally, where permitted by state regulation, the amount withdrawn may be elected to be paid on a monthly, quarterly, semi-annual or annual basis.

The first withdrawal of the contract year out of Account A will be treated as withdrawing gain in account value first, followed by premium not subject to a contingent deferred sales charge, then followed by premium subject to such a charge. If the amount withdrawn is paid on a monthly, quarterly, semi-annual or annual basis, all such payments will be treated in the same way. All subsequent withdrawals in a contract year will be treated as withdrawing premium accumulated the longest first. (See WITHDRAWALS AND SURRENDERS on page 31.)

Value withdrawn from Account B is not subject to any contingent deferred sales charge. In addition, no contingent deferred sales charge will be imposed on withdrawals from Contracts purchased by employees of Merrill Lynch Life or its affiliates or from Contracts purchased by the employees' spouses or dependents, where permitted by state regulation.

In addition to the six withdrawals permitted each contract year, the value in Account B may be automatically withdrawn on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any contingent deferred sales charge. (See WITHDRAWALS AND SURRENDERS on page 31.)

Withdrawals will decrease the contract value. Withdrawals from either Account A or Account B are subject to tax and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See FEDERAL INCOME TAXES on page 34.)

DEATH BENEFIT

The Contract provides a death benefit feature that guarantees a death benefit if the contract owner dies prior to the annuity date, regardless of investment experience. A Contract's death benefit is equal to the greater of (a) the sum of the excess, if any, of premiums paid into Account A with interest on them from the date received at an interest rate compounded daily to yield 5% annually, over transfers to Account B and withdrawals from Account A multiplied by a rate compounded daily from the date of transfer or withdrawal to yield 5% annually, plus the value of Account B; or (b) the contract value. There are limits on the period during which interest will accrue for purposes of this calculation. For Contracts issued beginning June 1, 1995 (or later as state approvals are obtained), interest shall accrue only until the earliest of the last day of the 20th contract year, the last day of the contract year in which the contract owner (annuitant when the contract owner is not a natural person) attains age 80, or the date of the contract owner's (annuitant's when the contract owner is not a natural person) death. For Contracts issued prior to June 1, 1995, and for Contracts issued on or after that date but before state approvals are obtained, interest shall accrue only until the last day of the 20th contract year. If the contract owner dies prior to the annuity date, Merrill Lynch Life will pay the Contract's death benefit to the owner's beneficiary. (See DEATH BENEFIT on page 28.)

TEN DAY REVIEW

When the contract owner receives the Contract, it should be reviewed carefully to make sure it is what the contract owner intended to purchase. Generally, within 10 days after the contract owner receives the Contract, it may be returned for a refund. Some states allow a longer period of time to return the Contract. The Contract must be delivered to Merrill Lynch Life's Service Center or to the Financial Consultant who sold it for a refund to be made. Merrill Lynch Life will then refund to the contract owner the greater of all premiums paid into the Contract or the contract value as of the date the Contract is returned. For contracts issued in the Commonwealth of Pennsylvania, Merrill Lynch Life will refund the contract value as of the date the Contract is returned. The Contract will then be deemed void. (See TEN DAY RIGHT TO REVIEW on page 26.)

                                   FEE TABLE

 A.Contract Owner Transaction Expenses
    1. Sales Load Imposed on Premium......................................  None
    2. Contingent Deferred Sales Charge

         COMPLETE YEARS ELAPSED SINCE   CONTINGENT DEFERRED SALES CHARGE AS A
            PAYMENT OF PREMIUM             PERCENTAGE OF PREMIUM WITHDRAWN
         ----------------------------   -------------------------------------
          0 years                                         7.00%
          1 year                                          6.00%
          2 years                                         5.00%
          3 years                                         4.00%
          4 years                                         3.00%
          5 years                                         2.00%
          6 years                                         1.00%
          7 or more years                                 0.00%

    3. Transfer Fee........................................................  $25
    The first 6 transfers among Separate Account A subaccounts in a contract year are free. A $25 fee may be charged on all subsequent transfers.
    These rules apply only to transfers among Separate Account A subaccounts.
    They do not apply to transfers from Separate Account A to Separate
    Account B. No transfers may be made from Separate Account B.

 B. Annual Contract Maintenance Charge...................................... $40
    The Contract Maintenance Charge will be assessed annually on each contract anniversary, only if the contract value is less than $50,000.

 C. Separate Account Annual Expenses (as a percentage of account value)

                                                SEPARATE ACCT A SEPARATE ACCT B
                                                --------------- ---------------
     Mortality and Expense Risk Charge.........      1.25%            .65%
     Administration Charge.....................       .10%            .00%
                                                     ----             ---
     Total Separate Account Annual Expenses....      1.35%            .65%

D. Fund Expenses for the Year Ended December 31, 1995 (a)(b)(c) (as a percentage of each Fund's net assets)

                                     MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                            -------------------------------------------------------
                                           HIGH                   NATURAL   GLOBAL
                            RESERVE PRIME CURRENT QUALITY EQUITY RESOURCES STRATEGY
   ANNUAL EXPENSES          ASSETS  BOND  INCOME  EQUITY  GROWTH  FOCUS*   FOCUS(D)
   ---------------          ------- ----- ------- ------- ------ --------- --------
   Investment Advisory
    Fees...................  .50%   .45%   .50%    .46%    .75%    .65%      .65%
   Other Expenses..........  .11%   .05%   .05%    .05%    .06%    .13%      .07%
   Total Annual Operating
    Expenses...............  .61%   .50%   .55%    .51%    .81%    .78%      .72%

                                 MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (CONT'D)
                            ---------------------------------------------------------
                                       DOMESTIC  BASIC  GLOBAL  GLOBAL  INTERNATIONAL
                            AMERICAN    MONEY    VALUE   BOND   UTILITY    EQUITY
   ANNUAL EXPENSES          BALANCED* MARKET (A) FOCUS FOCUS(D) FOCUS*      FOCUS
   ---------------          --------- ---------- ----- -------- ------- -------------
   Investment Advisory
    Fees...................   .55%       .50%    .60%    .60%    .60%       .75%
   Other Expenses..........   .06%       .05%    .06%    .08%    .06%       .14%
   Total Annual Operating
    Expenses...............   .61%       .55%    .66%    .68%    .66%       .89%

                                                                                        ALLIANCE
                                                                                        VARIABLE
                                       MERRILL LYNCH                                    PRODUCTS
                                      VARIABLE SERIES               AIM VARIABLE         SERIES       MFS VARIABLE
                                   FUNDS, INC. (CONT'D)         INSURANCE FUNDS, INC.  FUND, INC.    INSURANCE TRUST
                            ----------------------------------- --------------------- ------------ -------------------
                                           DEVELOPING             AIM V.I.
                                            CAPITAL               CAPITAL    AIM V.I.   PREMIER    EMERGING
                              GOVERNMENT    MARKETS   INDEX 500 APPRECIATION  VALUE      GROWTH     GROWTH   RESEARCH
   ANNUAL EXPENSES          BOND (A)(B)(D) FOCUS (C)   FUND(B)      FUND       FUND   PORTFOLIO(E) SERIES(F) SERIES(F)
   ---------------          -------------- ---------- --------- ------------ -------- ------------ --------- ---------
   Investment Advisory
    Fees...................      .50%        1.00%       .30%       .65%       .65%       .76%        .75%      .75%
   Other Expenses..........      .16%         .25%       .23%       .10%       .10%       .19%        .25%      .25%
   Total Annual Operating
    Expenses...............      .66%        1.25%       .53%       .75%       .75%       .95%       1.00%     1.00%

--------
* Closed to allocations of premiums or contract value following the close of business on December 6, 1996.

EXAMPLES OF CHARGES

If the Contract is surrendered at the end of the applicable time period:

  The following cumulative expenses would be paid on each $1,000 invested, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
     Separate Account B subaccount investing
      in:
      Reserve Assets Fund....................   $84    $ 94    $106     $166
     Separate Account A subaccount investing
      in:
      Prime Bond Fund........................   $90    $112    $137     $231
      High Current Income Fund...............   $91    $114    $140     $236
      Quality Equity Fund....................   $90    $113    $138     $232
      Equity Growth Fund.....................   $93    $122    $153     $264
      Natural Resources Focus Fund*..........   $93    $121    $152     $260
      Global Strategy Focus Fund.............   $92    $119    $148     $254
      American Balanced Fund*................   $91    $116    $143     $243
      Domestic Money Market Fund.............   $91    $114    $140     $236
      Basic Value Focus Fund.................   $92    $117    $145     $248
      Global Bond Focus Fund.................   $92    $118    $146     $250
      Global Utility Focus Fund*.............   $92    $117    $145     $248
      International Equity Focus Fund........   $94    $124    $157     $272
      Government Bond Fund...................   $92    $117    $145     $248
      Developing Capital Markets Focus Fund..   $98    $135    $176     $308
      Index 500 Fund.........................   $90    $113    $139     $234
      AIM V.I. Capital Appreciation Fund.....   $93    $120    $150     $257
      AIM V.I. Value Fund....................   $93    $120    $150     $257
      Premier Growth Portfolio...............   $95    $126    $160     $278
      Emerging Growth Series.................   $95    $128    $163     $283
      Research Series........................   $95    $128    $163     $283

If the Contract is annuitized, or not surrendered, at the end of the applicable time period:

  The following cumulative expenses would be paid on each $1,000 invested, assuming 5% annual return on assets:
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
     Separate Account B subaccount investing
      in:
      Reserve Assets Fund....................   $14    $ 44    $ 76     $166
     Separate Account A subaccount investing
      in:
      Prime Bond Fund........................   $20    $ 62    $107     $231
      High Current Income Fund...............   $21    $ 64    $110     $236
      Quality Equity Fund....................   $20    $ 63    $108     $232
      Equity Growth Fund.....................   $23    $ 72    $123     $264
      Natural Resources Focus Fund*..........   $23    $ 71    $122     $260
      Global Strategy Focus Fund.............   $22    $ 69    $118     $254
      American Balanced Fund*................   $21    $ 66    $113     $243
      Domestic Money Market Fund.............   $21    $ 64    $110     $236
      Basic Value Focus Fund.................   $22    $ 67    $115     $248
      Global Bond Focus Fund.................   $22    $ 68    $116     $250
      Global Utility Focus Fund*.............   $22    $ 67    $115     $248
      International Equity Focus Fund........   $24    $ 74    $127     $272
      Government Bond Fund...................   $22    $ 67    $115     $248
      Developing Capital Markets Focus Fund..   $28    $ 85    $146     $308
      Index 500 Fund.........................   $20    $ 63    $109     $234
      AIM V.I. Capital Appreciation Fund.....   $23    $ 70    $120     $257
      AIM V.I. Value Fund....................   $23    $ 70    $120     $257
      Premier Growth Portfolio...............   $25    $ 76    $130     $278
      Emerging Growth Series.................   $25    $ 78    $133     $283
      Research Series........................   $25    $ 78    $133     $283

--------
* Closed to allocations of premiums or contract value following the close of business on December 6, 1996.

The preceding Fee Table and Examples are intended to assist investors in understanding the costs and expenses that a contract owner will bear, directly or indirectly. The Fee Table and Examples include expenses and charges of the Accounts as well as the Funds. The Examples also reflect the $40 contract maintenance charge as .089% of assets, determined by dividing the total amount of such charges collected by the total average net assets of the subaccounts. See the CHARGES AND DEDUCTIONS section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY FUND. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR THE PURPOSE OF THE EXAMPLES.

The Fee Table and Examples do not include charges to contract owners for premium taxes. Premium taxes may be applicable. Refer to the PREMIUM TAXES section in this Prospectus for further details.

NOTES TO FEE TABLE

(a) The Fee Table does not reflect any fees waived or expenses assumed by Merrill Lynch Asset Management, L.P. ("MLAM") during the year ended December 31, 1995 with respect to any Fund because such waivers and assumption of expenses were made on a voluntary basis and MLAM may discontinue or reduce any such waiver or assumption of expenses at any time without notice. During the fiscal year ended December 31, 1995, MLAM waived management fees and reimbursed expenses totaling 0.66% for the Intermediate Government Bond Fund and 0.95% for the International Bond Fund after which each such Fund's total expense ratio, net of reimbursement, was 0.00% for the Intermediate Government Bond Fund, and 0.00% for the International Bond Fund. See also notes (b) and (c).

(b) "Other Expenses" and "Total Annual Operating Expenses" shown for Government Bond Fund and Index 500 Fund are based on expenses estimated for the current fiscal year.

(c) MLAM and Merrill Lynch Life Agency, Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each Fund of the Merrill Variable Funds in a given year to 1.25% of its average net assets. This Reimbursement Agreement is expected to remain in effect for the current year. Pursuant to this Reimbursement Agreement, the Developing Capital Markets Focus Fund was reimbursed for a portion of its operating expenses for 1995. Absent the reimbursement, "Other Expenses" for this Fund would have been 0.36%. Expenses shown for all other Funds of the Merrill Variable Funds do not reflect any reimbursement under the Reimbursement Agreement.

(d) Effective following the close of business on December 6, 1996, (i) the International Bond Fund was merged with and into the former World Income Focus Fund; the World Income Focus Fund was renamed the Global Bond Focus Fund and its investment objective was modified; (ii) the Flexible Strategy Fund was merged with and into the Global Strategy Focus Fund; and (iii) the Intermediate Government Bond Fund was renamed the Government Bond Fund and its investment objective was modified. See the accompanying prospectus for Merrill Variable Funds for additional information regarding these changes.

(e) The Fee Table reflects fees waived or expenses assumed by Alliance Capital Management L.P. ("Alliance") during the year ended December 31, 1995. Such waivers and assumption of expenses were made on a voluntary basis and Alliance may discontinue or reduce any such waiver or assumption of expenses at any time without notice; however, Alliance intends to continue such reimbursements for the foreseeable future. During the fiscal year ended December 31, 1995, Alliance waived management fees totaling 0.24% for the Premier Growth Portfolio. Without such reimbursements, "Investment Advisory Fees" would have been 1.00% and "Total Annual Operating Expenses" would have been 1.19%.

(f) Massachusetts Financial Services Company ("MFS") has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and Research Series such that each Series's aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1998, and 1.50% of the average daily net assets of the Series from January 1, 1999 through December 31, 2004; provided, however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" for the Emerging Growth Series and Research Series would be 2.16% and 3.15%, respectively, and "Total Operating Expenses" would be 2.91% and 3.90%, respectively, for these Series for the year ending December 31, 1995.

                            ACCUMULATION UNIT VALUES

                       (CONDENSED FINANCIAL INFORMATION)

                                                                                    SUBACCOUNTS
                                ------------------------------------------------------------------------------
                                        DOMESTIC MONEY MARKET                        PRIME BOND
                                -------------------------------------- --------------------------------------
                                   1/1/95       1/1/94       1/1/93       1/1/95       1/1/94       1/1/93
                                     TO           TO           TO           TO           TO           TO
                                  12/31/95     12/31/94     12/31/93     12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------ ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $10.64       $10.37       $10.20       $11.21       $11.94       $10.80
(2)Accumulation
  unit value at
  end of
  period........                      $11.09       $10.64       $10.37       $13.29       $11.21       $11.94
(3)Number of
  accumulation
  units
  outstanding at end of period..25,642,773.0 32,396,626.5 15,662,277.0 31,553,814.4 29,135,349.6 20,094,427.0
                                            QUALITY EQUITY                         EQUITY GROWTH
                                -------------------------------------- --------------------------------------
                                   1/1/95       1/1/94       1/1/93       1/1/95       1/1/94       1/1/93
                                     TO           TO           TO           TO           TO           TO
                                  12/31/95     12/31/94     12/31/93     12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------ ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $11.38       $11.67       $10.33        $9.90       $10.82        $9.31
(2)Accumulation
  unit value at
  end of
  period........                      $13.77       $11.38       $11.67       $14.25        $9.90       $10.82
(3)Number of
  accumulation
  units
  outstanding at end of period..39,846,415.5 33,600,288.0 19,415,425.1 21,157,583.8 14,844,233.7  7,108,268.0
                                          AMERICAN BALANCED                   NATURAL RESOURCES FOCUS
                                -------------------------------------- --------------------------------------
                                   1/1/95       1/1/94       1/1/93       1/1/95       1/1/94       1/1/93
                                     TO           TO           TO           TO           TO           TO
                                  2/31/95      12/31/94     12/31/93     12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------ ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $11.21       $11.86       $10.60       $11.30       $11.29       $10.36
(2)Accumulation
  unit value at
  end of
  period........                      $13.37       $11.21       $11.86       $12.56       $11.30       $11.29
(3)Number of
  accumulation
  units
  outstanding at end of period..13,988,384.1 12,253,488.1  7,844,224.7  3,136,512.9  3,158,540.0  1,052,692.5
                                          BASIC VALUE FOCUS                      WORLD INCOME FOCUS
                                -------------------------------------- --------------------------------------
                                   1/1/95       1/1/94      7/1/93*       1/1/95       1/1/94      7/1/93*
                                     TO           TO           TO           TO           TO           TO
                                  12/31/95     12/31/94     12/31/93     12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------ ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $10.98       $10.88       $10.00        $9.94       $10.52       $10.00
(2)Accumulation
  unit value at
  end of
  period........                      $13.60       $10.98       $10.88       $11.45        $9.94       $10.52
(3)Number of
  accumulation
  units
  outstanding at end of period..20,468,571.0 13,875,148.9  3,847,716.5  6,621,174.7  6,989,051.9  4,305,872.9

                                --------------------------------------
                                         HIGH CURRENT INCOME
                                --------------------------------------
                                   1/1/95       1/1/94       1/1/93
                                     TO           TO           TO
                                  12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $12.18       $12.80       $11.01
(2)Accumulation
  unit value at
  end of
  period........                      $14.08       $12.18       $12.80
(3)Number of
  accumulation
  units
  outstanding at end of period..23,078,926.0 18,784,994.7 10,628,528.5
                                          FLEXIBLE STRATEGY
                                --------------------------------------
                                   1/1/95       1/1/94       1/1/93
                                     TO           TO           TO
                                  12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $11.22       $11.87       $10.39
(2)Accumulation
  unit value at
  end of
  period........                      $13.00       $11.22       $11.87
(3)Number of
  accumulation
  units
  outstanding at end of period..19,761,710.2 18,841,816.9 10,396,852.3
                                        GLOBAL STRATEGY FOCUS
                                --------------------------------------
                                   1/1/95       1/1/94       1/1/93
                                     TO           TO           TO
                                  12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                      $11.78       $12.12       $10.15
(2)Accumulation
  unit value at
  end of
  period........                      $12.85       $11.78       $12.12
(3)Number of
  accumulation
  units
  outstanding at end of period..39,315,443.7 40,759,049.2 20,198,586.7
                                         GLOBAL UTILITY FOCUS
                                --------------------------------------
                                   1/1/95       1/1/94      7/1/93*
                                     TO           TO           TO
                                  12/31/95     12/31/94     12/31/93
                                ------------ ------------ ------------
(1)Accumulation
  unit value at
  beginning of
  period........                       $9.58       $10.61       $10.00
(2)Accumulation
  unit value at
  end of
  period........                      $11.75        $9.58       $10.61
(3)Number of
  accumulation
  units
  outstanding at end of period..11,837,175.7 12,374,137.9  8,953,967.1

                                            INTERNATIONAL
                                            EQUITY FOCUS                        RESERVE ASSETS
                                ------------------------------------- -----------------------------------
                                   1/1/95       1/1/94      7/1/93*     1/1/95      1/1/94      1/1/93
                                     TO           TO          TO          TO          TO          TO
                                  12/31/95     12/31/94    12/31/93    12/31/95    12/31/94    12/31/93
                                ------------ ------------ ----------- ----------- ----------- -----------
(1)Accumulation unit value at
  beginning of period.........        $10.87       $10.96      $10.00      $10.76      $10.43      $10.22
(2)Accumulation unit value at
  end of period...............        $11.31       $10.87      $10.96      $11.29      $10.76      $10.43
(3)Number of accumulation
  units
  outstanding at end of period..21,726,485.8 21,157,145.1 6,329,646.2 1,002,197.4 1,286,558.6 1,173,856.5

                                                           INTERMEDIATE         DEVELOPING CAPITAL
                                 INTERNATIONAL BOND       GOVERNMENT BOND          MARKETS FOCUS
                                --------------------- ----------------------- -----------------------
                                  1/1/95    5/16/94*    1/1/95     5/16/94*     1/1/95     5/16/94*
                                    TO         TO         TO          TO          TO          TO
                                 12/31/95   12/31/94   12/31/95    12/31/94    12/31/95    12/31/94
                                ----------- --------- ----------- ----------- ----------- -----------
(1)Accumulation unit value at
  beginning of period.........        $9.93    $10.00      $10.08      $10.00       $9.38      $10.00
(2)Accumulation unit value at
  end of period...............       $11.40     $9.93      $11.42      $10.08       $9.16       $9.38
(3)Number of accumulation
  units
  outstanding at end of period..1,191,641.1 464,604.1 3,417,936.4 1,484,500.1 4,912,543.0 2,702,530.7

-----
* Commencement of business

                           YIELDS AND TOTAL RETURNS

From time to time, Merrill Lynch Life may advertise yields, effective yields, and total returns for the Account A subaccounts and the Account B subaccount. These figures are based on historical earnings and do not indicate or project future performance. Merrill Lynch Life also from time to time may advertise performance of the subaccounts relative to certain performance rankings and indices. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. A Fund's performance in part reflects that Fund's expenses. Merrill Lynch Asset Management, L.P. ("MLAM") and Merrill Lynch Life Agency, Inc. (see SELLING THE CONTRACT on page 39) have entered into a Reimbursement Agreement that limits the operating expenses paid by each Fund of the Merrill Variable Funds in a given year to 1.25% of its average net assets.

The yields of the Domestic Money Market Subaccount and the Reserve Assets Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the subaccount or Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (other than the Domestic Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total return quotations represent the average compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in a subaccount (including any contingent deferred sales charge that would apply if an owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

Merrill Lynch Life may, in addition, advertise or present yield or total return performance information computed on different bases. Merrill Lynch Life may present total return information computed on the same basis as described above, except the information will not reflect a deduction for the contingent deferred sales charge. This presentation assumes that an investment in the Contract will persist beyond the period when the contingent deferred sales charge applies, consistent with the long-term investment and retirement objectives of the Contract. Merrill Lynch Life may also advertise total return performance information for the Funds, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. Merrill Lynch Life may also present total return performance information for a subaccount for periods prior to the date the subaccount commenced operations based on the performance of the corresponding Fund and the assumption that the subaccount was in existence for the same periods as those indicated for the corresponding Fund, with a level of fees and charges approximately equal to those currently imposed under the Contracts. Merrill Lynch Life may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Domestic Money Market Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It also will reflect the deduction of charges described above except for the contingent deferred sales charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts.

Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Some services' rankings include variable life insurance issuers as well as variable annuity issuers, while others' rankings compare only variable annuity issuers. Performance analysis prepared by services may rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, some such services prepare risk-adjusted rankings, which consider the effect of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. Ranking services Merrill Lynch Life may use as sources of performance comparison are Lipper, VARDS, CDA/Weisenberger, Morningstar, MICROPAL, and Investment Company Data, Inc.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to the Standard & Poor's Index of 500 Common Stocks, the Morgan Stanley EAFE Index, the Russell 2000 Index and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other sources of performance comparison that Merrill Lynch Life may use are Chase Investment Performance Digest, Money, Forbes, Fortune, Business Week, Financial Services Weekly, Kiplinger Personal Finance, Wall Street Journal, USA Today, Barrons, U.S. News & World Report, Strategic Insight, Donaghues, Investors Business Daily, and Ibbotson Associates.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general, which may be illustrated by graphs, charts or otherwise and which may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

                     MERRILL LYNCH LIFE INSURANCE COMPANY

Merrill Lynch Life Insurance Company ("Merrill Lynch Life") is a stock life insurance company organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. Merrill Lynch Life is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., a corporation whose common stock is traded on the New York Stock Exchange.

Merrill Lynch Life's financial statements can be found in the Statement of Additional Information and should only be considered in the context of its ability to meet any obligations it may have under the Contract.

All communications concerning the Contract should be addressed to Merrill Lynch Life's Service Center at the address printed on the first page of this Prospectus.

                                 THE ACCOUNTS

Contract owners may direct their premiums into one or both of two segregated investment accounts available to the Contract (the "Accounts"). The Merrill Lynch Life Variable Annuity Separate Account A ("Account A") offers a variety of investment options, each with a different investment objective, through its subaccounts. The Merrill Lynch Life Variable Annuity Separate Account B ("Account B") offers a money market investment through its subaccount.

The Accounts were established on August 6, 1991, as separate investment accounts. They are registered with the Securities and Exchange Commission as unit investment trusts pursuant to the Investment Company Act of 1940. Their registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Accounts. The Accounts each meet the definition of a separate account under the federal securities laws. The Accounts' assets are segregated from all of Merrill Lynch Life's other assets.

Obligations to contract owners and beneficiaries that arise under the Contract are obligations of Merrill Lynch Life. Merrill Lynch Life owns all of the assets in the Accounts. With respect to each Account, income, gains, and losses, whether or not realized, from assets allocated to that Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of Merrill Lynch Life. As required, the assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If the assets exceed the required reserves and other Contract liabilities (which will always be at least equal to the aggregate contract value allocated to the Account under the Contracts), Merrill Lynch Life may transfer the excess to its general account. Arkansas insurance law provides that each Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business Merrill Lynch Life conducts nor may the assets of either Account be charged with any liabilities of the other Account.

There are seventeen subaccounts currently available through Account A and one subaccount currently available through Account B. Effective following the close of business on December 6, 1996, three additional subaccounts previously available through Account A (the Natural Resources Focus Subaccount, the American Balanced Subaccount, and the Global Utility Focus Subaccount) were closed to allocations of premiums and contract value. All subaccounts invest in a corresponding mutual fund portfolio of the Merrill Variable Funds; AIM V.I. Funds; Alliance Series Fund; or MFS Insurance Trust. Additional subaccounts may be added in the future.

The Accounts' financial statements can be found in the Statement of Additional Information.

                          INVESTMENTS OF THE ACCOUNTS

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

The Merrill Lynch Variable Series Funds, Inc. ("Merrill Variable Funds") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Accounts sixteen of its separate investment mutual fund portfolios. The Reserve Assets Fund is available only to Account B. The fifteen remaining Funds of Merrill Variable Funds (three of which are closed to allocations of premiums and contract value) are available only to Account A. These Funds' shares are currently sold only to separate accounts of Merrill Lynch Life, ML Life Insurance Company of New York (an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.), and several insurance companies not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc. to fund benefits under certain variable annuity and variable life insurance contracts. Shares of each of these Funds may be made available to separate accounts of additional insurance companies in the future.

Merrill Lynch Asset Management, L.P. ("MLAM") is the investment adviser to the Funds of Merrill Variable Funds. MLAM is a worldwide mutual fund leader with more than $145.7 billion in assets under management. It is registered as an investment adviser under the Investment Advisers Act of 1940. MLAM is an indirect subsidiary of Merrill Lynch & Co., Inc. MLAM's principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As the investment adviser, MLAM is paid fees by these Funds for its services. The fees charged to each of these Funds are set forth in the summary of investment objectives below.

MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), an affiliate of Merrill Lynch Life, with respect to administration services for the Funds of Merrill Variable Funds in connection with the Contracts and other variable life insurance and variable annuity contracts issued by Merrill Lynch Life. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by these Funds to MLAM attributable to contracts issued by Merrill Lynch Life.

Details about these Funds, including their investment objectives, management, policies, restrictions, their expenses and risks associated with investments therein (including any risks associated with investment in the High Current Income Fund), and all other aspects of these Funds' operation can be found in the attached prospectus for the Merrill Variable Funds and in their Statement of Additional Information, which should also be read carefully before investing. There is no guarantee that any Fund will meet its investment objective. Meeting the objectives depends upon how well these Funds' management anticipates changing economic conditions.

DOMESTIC MONEY MARKET FUND. This Fund seeks preservation of capital, liquidity, and the highest possible current income consistent with the foregoing objectives by investing in short-term money market securities. The Fund invests in short-term United States government securities; government agency securities; bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper and variable amount master demand notes; repurchase agreements and other domestic money market instruments. MLAM receives from the Fund an advisory fee at the annual rate of 0.50% of the average daily net assets of the Fund.

PRIME BOND FUND. This Fund seeks to obtain as high a level of current income as is consistent with the investment policies of the Fund and with prudent investment management, and capital appreciation to the extent consistent with the foregoing objective. The Fund invests primarily in long-term corporate bonds rated in the top three ratings categories by established rating services. MLAM receives from the Fund an advisory fee at the annual rate of 0.50% of the first $250 million of the combined average daily nets assets of the Fund and High Current Income Fund; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the combined average daily net assets in excess of $750 million. The reduction of the advisory fee applicable to the Fund is determined on a uniform percentage basis as described in the Statement of Additional Information for the Merrill Variable Funds.

HIGH CURRENT INCOME FUND. This Fund seeks to obtain as high a level of current income as is consistent with the investment policies of the Fund and with prudent investment management, and capital appreciation to the extent consistent with the foregoing objective. The Fund invests principally in fixed-income securities that are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality (commonly known as "junk bonds"). Because investment in such securities entails relatively greater risk of loss of income or principal, an investment in the High Current Income Fund may not be appropriate as the exclusive investment to fund a Contract. In an effort to minimize risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn. MLAM receives from the Fund an advisory fee at the annual rate of 0.55% of the first $250 million of the combined average daily net assets of the Fund and Prime Bond Fund; 0.50% of the next $250 million; 0.45% of the next $250 million; and 0.40% of the combined average daily net assets in excess of $750 million. The reduction of the advisory fee applicable to the Fund is determined on a uniform percentage basis as described in the Statement of Additional Information for the Merrill Variable Funds.

QUALITY EQUITY FUND. This Fund seeks to attain the highest total investment return consistent with prudent risk. The Fund employs a fully managed investment policy utilizing equity securities, primarily common stocks of large-capitalization companies, as well as investment grade debt and convertible securities. Management of the Fund will shift the emphasis among investment alternatives for capital growth, capital stability, and income as market trends change. MLAM receives from the Fund an advisory fee at the annual rate of 0.50% of the first $250 million of average daily net assets; 0.45% of the next $50 million; 0.425% of the next $100 million; and 0.40% of the average daily net assets in excess of $400 million.

EQUITY GROWTH FUND. This Fund seeks to attain long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Such companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in such selection. MLAM receives from the Fund an advisory fee at the annual rate of 0.75% of the average daily net assets of the Fund. This is a higher fee than that of many other mutual funds, but management of the Fund believes it is justified by the high degree of care that must be given to the initial selection and continuous supervision of the types of portfolio securities in which the Fund invests.

NATURAL RESOURCES FOCUS FUND. This Fund seeks to attain long-term growth of capital and protection of the purchasing power of capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets. MLAM receives from the Fund an advisory fee at the annual rate of 0.65% of the average daily net assets of the Fund.

Merrill Lynch Life and Account A reserve the right to suspend the sale of units of the Natural Resources Focus Subaccount in response to conditions in the securities markets or otherwise.

The subaccount corresponding to this Fund was closed to allocations of premiums and contract value following the close of business on December 6, 1996.

AMERICAN BALANCED FUND. This Fund seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities. MLAM receives from the Fund an advisory fee at the annual rate of 0.55% of the average daily net assets of the Fund.

The subaccount corresponding to this Fund was closed to allocations of premiums and contract value following the close of business on December 6, 1996.

GLOBAL STRATEGY FOCUS FUND. This Fund seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers. The Fund seeks to achieve its objective by investing primarily in securities of issuers located in the United States, Canada, Western Europe and the Far East. MLAM receives from the Fund an advisory fee at the annual rate of 0.65% of the average daily net assets of the Fund.

Effective following the close of business on December 6, 1996, the Flexible Strategy Fund was merged with and into the Global Strategy Focus Fund.

BASIC VALUE FOCUS FUND. This Fund seeks to attain capital appreciation, and secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price/earnings ratio. MLAM receives from the Fund an advisory fee at the annual rate of 0.60% of the average daily net assets of the Fund.

GLOBAL BOND FOCUS FUND (FORMERLY, THE WORLD INCOME FOCUS FUND). This Fund seeks to provide high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund seeks to achieve this objective by investing in fixed income securities, which have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness. MLAM receives from the Fund an advisory fee at the annual rate of 0.60% of the average daily net assets of the Fund.

Effective following the close of business on December 6, 1996, the International Bond Fund was merged with and into the Global Bond Focus Fund.


GLOBAL UTILITY FOCUS FUND. This Fund seeks to obtain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of management of the Fund, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. MLAM receives from the Fund an advisory fee at the annual rate of 0.60% of the average daily net assets of the Fund.

The subaccount corresponding to this Fund was closed to allocations of premiums and contract value following the close of business on December 6, 1996.

INTERNATIONAL EQUITY FOCUS FUND. This Fund seeks to obtain capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities, of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. MLAM receives from the Fund an advisory fee at the annual rate of 0.75% of the average daily net assets of the Fund.

GOVERNMENT BOND FUND (FORMERLY, THE INTERMEDIATE GOVERNMENT BOND FUND). This Fund seeks to achieve the highest possible current income consistent with the protection of capital. It invests in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities. MLAM receives from the Fund an advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DEVELOPING CAPITAL MARKETS FOCUS FUND. This Fund seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations. The Developing Capital Markets Focus Fund has established no rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize the risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn. Because investment in the Developing Capital Markets Focus Fund entails relatively greater risk of loss of income or principal, an investment in the Fund may not be appropriate as the exclusive investment to fund a Contract. MLAM receives from the Fund an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund.

RESERVE ASSETS FUND. This Fund seeks preservation of capital, liquidity, and the highest possible current income consistent with the foregoing objectives by investing in short-term money market securities. The Fund invests in short-term United States government securities; government agency securities; bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper and variable amount master demand notes; repurchase agreements and other money market instruments. MLAM receives from the Fund an advisory fee at the annual rate of 0.50% of the first $500 million of the Fund's average daily net assets; 0.425% of the next $250 million; 0.375% of the next $250 million; 0.35% of the next $500 million; 0.325% of the next $500 million; 0.30% of the next $500 million; and 0.275% of the average daily net assets in excess of $2.5 billion.

INDEX 500 FUND. This Fund seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). MLAM receives from the Fund an advisory fee at an annual rate of 0.30% of the Fund's average daily net assets.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Account A two of its separate investment portfolios. Shares of the Funds of AIM V.I. Funds are currently offered only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of these Funds may be offered, in the future, to certain pension or retirement plans.

A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as the investment adviser to each of the Funds of AIM V.I. Funds. AIM was organized in 1976, and, together with its affiliates, manages or advises 43 investment company portfolios (including these Funds). As of December 5, 1996, the total assets of the mutual funds advised or managed by AIM and its affiliates were approximately $62 billion. AIM is a wholly-owned subsidiary of AIM Management, a holding company. As the investment adviser, AIM is paid fees by these Funds for its services. The fees charged to each of these Funds are set forth in the summary of investment objectives below.

AIM V.I. Funds has entered into an Administrative Services Agreement with AIM, pursuant to which AIM has agreed to provide certain accounting and other administrative services to these Funds, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Administrative Services Agreement, these Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services.

AIM has entered into an agreement with Merrill Lynch Life with respect to administrative services for these Funds in connection with the Contracts. Under this agreement, AIM pays compensation to Merrill Lynch Life in an amount equal to a percentage of the average net assets of these Funds attributable to the Contracts.

AIM V.I. CAPITAL APPRECIATION FUND. This Fund seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by this Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and a contract owner should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The AIM V.I. Capital Appreciation Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits. AIM receives from the Fund an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets.

AIM V.I. VALUE FUND. This Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective. The subaccount investing in this Fund should not be selected by contract owners who seek income as their primary investment objective. AIM receives from the Fund an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Account A one of its separate investment portfolios. This Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain insurance companies.

Alliance Capital Management L.P. ("Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105 serves as the investment adviser to each Fund of the Alliance Series Fund. Alliance is an international investment manager supervising client accounts with assets of March 1, 1996 totaling more than $156 billion (of which approximately $48 billion represented the assets of investment companies). Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly-owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. As the investment adviser, Alliance is paid fees by this Fund for its services. The fees charged to this Fund are set forth in the summary of investment objective below.

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with Merrill Lynch Life with respect to administrative services for these Funds in connection with the Contracts. Under this agreement, AFD pays compensation to Merrill Lynch Life in an amount equal to a percentage of the average net assets of these Funds attributable to the Contracts.

PREMIER GROWTH PORTFOLIO. This Fund seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. This Fund is therefore not intended for contract owners whose principal objective is assured income and conservation of capital. Alliance receives from the Fund an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets.

MFS VARIABLE INSURANCE TRUST

MFS Variable Insurance Trust ("MFS Insurance Trust") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Account A two of its separate investment portfolios. The Funds of MFS Insurance Trust are intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain insurance companies.

Massachusetts Financial Services Company ("MFS"), a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, serves as the investment adviser to each of the Funds of MFS Insurance Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $45.7 billion as of April 30, 1996. MFS is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly-owned subsidiary of Sun Life Assurance Company of Canada. As the investment adviser, MFS is paid fees by each of these Funds for its services. The fees charged to these Funds are set forth in the summary of investment objectives below.

MFS has entered into an agreement with MLIG with respect to administrative services for these Funds in connection with the Contracts and certain contracts issued by Merrill Lynch Life. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of these Funds attributable to such contracts.

EMERGING GROWTH SERIES. This Fund seeks long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective of long-term growth of capital. MFS receives from the Fund an advisory fee at an annual rate of 0.75% of average daily net assets of the Fund.

RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The portfolio securities of this Fund are selected by the investment research analysts in the Equity Research Group of MFS. The Fund's assets are allocated to industry groups (e.g., pharmaceuticals, retail and computer software). The allocation by industry group is determined by the analysts acting together. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned industry group. MFS receives from the Fund an advisory fee at an annual rate of 0.75% of average daily net assets of the Fund.

PURCHASES AND REDEMPTIONS OF FUND SHARES; REINVESTMENT

The Accounts will purchase and redeem shares of the Funds to the extent necessary to provide benefits under the Contract or for such other purposes as may be consistent with the Contract. The Accounts will purchase and redeem shares of the Funds at net asset value. Fund distributions to the Accounts are automatically reinvested in additional shares of the Funds at net asset value.

MATERIAL CONFLICTS, SUBSTITUTION OF INVESTMENTS AND CHANGES TO ACCOUNTS

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, Merrill Lynch Life may be required to eliminate one or more subaccounts of Separate Account A or Separate Account B or substitute a new subaccount. In responding to any conflict, Merrill Lynch Life will take the action which it believes necessary to protect its contract owners.

Merrill Lynch Life may substitute a different investment option for any of the current Funds. Substitution may be made with respect to both existing investments and the investment of future premiums. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Contract owners will be notified of any substitutions. Additional investment options may be added in the future as eligible investments through the Accounts.

In addition, Merrill Lynch Life may make additional subaccounts available to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or Account pursuant to a combination or otherwise, and create new accounts. No such changes will be made without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Contract owners will be notified of any changes.

                            CHARGES AND DEDUCTIONS

CONTRACT MAINTENANCE CHARGE

A charge is made to reimburse Merrill Lynch Life for expenses related to maintenance of the Contract. These expenses include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. This $40 maintenance charge will be deducted from the contract value on each contract anniversary that occurs on or prior to the annuity date. It will also be deducted when the Contract is surrendered if it is surrendered on any date other than a contract anniversary. The contract maintenance charge will be deducted on a pro rata basis from among all subaccounts in which contract value is invested. (See ACCUMULATION UNITS on page 27 for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.)

This charge will be waived on all Contracts with a contract value equal to or greater than $50,000 on the date the charge would otherwise be deducted. It is not deducted after the annuity date.

Currently, a contract owner of three or more Contracts will be assessed no more than $120 in Contract Maintenance Charges annually, regardless of the number of Contracts owned. Once Contract Maintenance Charges in an amount equal to $120 have been paid in a calendar year by a contract owner, remaining Contract Maintenance Charges to which the contract owner would otherwise be subject in the same calendar year will be waived. Merrill Lynch Life reserves the right to discontinue this waiver at any time.

Merrill Lynch Life does not expect to profit from this charge. The contract maintenance charge will never increase.

MORTALITY AND EXPENSE RISK CHARGE

A mortality and expense risk charge is imposed on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B deducted daily from the net asset value of the Accounts. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks assumed by Merrill Lynch Life for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments unaffected by mortality experience and providing a minimum death benefit under the Contract.

Additionally, of the total mortality and expense risk charge, 0.50% annually for Account A and 0.30% annually for Account B is attributable to expense risks assumed by Merrill Lynch Life should the contract maintenance and administration charges be insufficient to cover all Contract maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater death benefit and higher administrative expenses are attributable to Account A. If the mortality and expense risk charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, Merrill Lynch Life will bear the loss. If the charge exceeds the actual expenses, the excess will be added to Merrill Lynch Life's profit. The mortality and expense risk charge will never increase.

ADMINISTRATION CHARGE

An administration charge is made to reimburse Merrill Lynch Life for costs associated with the establishment and administration of Account A. This charge covers such expenses as optional contract transactions (for example, processing transfers and Dollar Cost Averaging transactions). A charge of 0.10% annually will be deducted daily only from the net asset value of Account
A. Merrill Lynch Life does not expect to profit from this charge. The administration charge will never increase.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge may be imposed on withdrawals and surrenders from Account A. This charge reimburses Merrill Lynch Life for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. The charge is imposed only on premium withdrawn or surrendered from Account A that was held for less than seven years. However, where permitted by state regulation, up to 10% of this premium will not be subject to such a charge if withdrawn or surrendered from Account A during the first withdrawal of the contract year, whether paid in a lump sum or elected to be paid on a monthly, quarterly, semi-annual or annual basis. In addition, where permitted by state regulation, no contingent deferred sales charge will be imposed on any premium withdrawn or surrendered from Contracts purchased by employees of Merrill Lynch Life or its affiliates or from Contracts purchased by the employees' spouses or dependents.

The maximum contingent deferred sales charge is 7% of the premium withdrawn during the first year after that premium is paid, decreasing by 1% annually to 0% after year seven, as shown below.

              NUMBER OF COMPLETE YEARS
           ELAPSED SINCE PREMIUM WAS PAID                 CONTINGENT DEFERRED SALES CHARGE
           ------------------------------                 --------------------------------
                         0                                               7%
                         1                                               6%
                         2                                               5%
                         3                                               4%
                         4                                               3%
                         5                                               2%
                         6                                               1%
                         7                                               0%

Contingent deferred sales charges are calculated on total premiums withdrawn or surrendered from Account A, but not to exceed the account value. Gain in account value is never subject to a contingent deferred sales charge. (See page 31 for a discussion of the rules for determining whether a withdrawal is considered to come from premiums or gain for contingent deferred sales charge purposes.) For example, if a contract owner made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later when there had been no gain or loss on that premium, a 4% contingent deferred sales charge would be imposed on the $5,000 withdrawal. If that contract owner had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when the contract owner withdrew it three years later, a 4% contingent deferred sales charge would be imposed only on $4,500 of the original premium. If instead the $5,000 premium payment the contract owner made to Account A grew to $5,500 due to positive investment experience, and the contract owner withdrew $200 of gain in account value as the first withdrawal three years later, and thereafter withdrew the remaining $5,300 in a subsequent withdrawal that same year, no contingent deferred sales charge would be imposed on the $200 first withdrawn (as it represents gain in account value and not premium) and a 4% contingent deferred sales charge would be imposed only on $5,000 of the $5,300 subsequent withdrawal (as $300 of that amount represents gain in account value).

When imposed, the contingent deferred sales charge will be deducted on a pro rata basis from among the subaccounts in which the contract owner has invested, on the basis of the contract owner's interest in each subaccount to the Account A account value. (See WITHDRAWALS AND SURRENDERS on page 31 and ACCUMULATION UNITS on page 27 for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.)

To the extent that the contingent deferred sales charge is inadequate to recover all sales expenses associated with the Contract, the deficiency will be met by Merrill Lynch Life's surplus, which may be partly derived from the mortality and expense risk charge on the Contract.

No contingent deferred sales charge will be imposed on withdrawals or surrenders from Account B.

PREMIUM TAXES

Various states and municipalities impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5%. Merrill Lynch Life will pay these taxes when due, and a charge for any premium taxes imposed by a state or local government will be deducted from the contract value on the annuity date. (See ACCUMULATION UNITS on page 27 for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.) In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, Merrill Lynch Life will also deduct a charge for these taxes on any withdrawal, surrender or death benefit effected under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner's state of residence, Merrill Lynch Life's status within that state, and the premium tax laws of that state.

OTHER CHARGES

Contract owners may make up to six transfers among Account A subaccounts per contract year without charge. Additional transfers may be permitted at a charge of $25 per transfer. (See TRANSFERS on page 29.)

Merrill Lynch Life reserves the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. Merrill Lynch Life also reserves the right to deduct from the Accounts any taxes imposed on the Accounts' investment earnings. (See MERRILL LYNCH LIFE'S TAX STATUS on page 34.)

In calculating the net asset values of the Funds, advisory fees and operating expenses are deducted from the assets of each Fund. Information about those fees and expenses can be found in the attached prospectuses for the Funds and in the Statement of Additional Information for each Fund.

Fees associated with participation in the Merrill Lynch RPA SM program are paid by the participating contract owner and are not deducted from the contract value or imposed on the Accounts. (See MERRILL LYNCH RETIREMENT PLUS ADVISOR SM on page 30.)

                          DESCRIPTION OF THE CONTRACT

OWNERSHIP OF THE CONTRACT

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The contract owner may designate a beneficiary. The beneficiary will receive all outstanding Contract benefits if the owner dies. The contract owner may also designate an annuitant. The annuitant may be changed at any time prior to the annuity date. If no annuitant is selected, the contract owner will be the annuitant. If the annuitant is changed on a contract owned by other than a natural person, the change will be treated as the death of the contract owner for purposes of the Internal Revenue Code. Merrill Lynch Life will then pay to the owner's beneficiary the contract value, less any applicable fees and charges.

The Contract may be assigned to another owner upon notice to Merrill Lynch Life's Service Center. The Contract may only be assigned to another owner in full, not in part. An assignment to a new owner cancels all prior beneficiary designations except for those prior beneficiary designations that have been made irrevocably. Assignment of the Contract may have tax consequences or may be prohibited on certain IRA Contracts, so the contract owner should consult with a qualified tax adviser before assigning the Contract. (See FEDERAL INCOME TAXES on page 34.)

Only spouses may be co-owners of the Contract. When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other. Co-owners may also designate a beneficiary to receive benefits on the surviving co-owner's death. IRA Contracts may not have co-owners.

ISSUING THE CONTRACT

A nonqualified Contract may generally be issued to contract owners who are less than 85 years of age. Annuitants on nonqualified Contracts must also be less than age 85 at issue. For IRA Contracts owned by natural persons, the contract owner and annuitant must be the same person. Therefore, contract owners and annuitants on IRA Contracts must be less than age 70 1/2 at issue.

Before issuing the Contract, Merrill Lynch Life requires certain information from the prospective contract owner. Once that information is reviewed and approved, and the prospective contract owner submits an initial premium, a Contract will be issued. Generally, this review and approval process is completed and the premium invested within two business days, but if any necessary information has not been obtained within five business days, Merrill Lynch Life will offer to return the premium and no Contract will be processed. If the prospective contract owner instead consents, Merrill Lynch Life will hold the premium until all necessary information is obtained, and will then invest the premium within two business days after obtaining the information. The initial premium will be invested as described under PREMIUM INVESTMENTS on page 27.

The date of issue will be the date the required information and initial premium are received at Merrill Lynch Life's Service Center.

TEN DAY RIGHT TO REVIEW

When the contract owner receives the Contract, it should be reviewed carefully to make sure it is what the contract owner intended to purchase. Generally, within 10 days after the contract owner receives the Contract, he or she may return it for a refund. Some states allow a longer period of time to return the Contract. The Contract must be delivered to Merrill Lynch Life's Service Center or to the Financial Consultant who sold it for a refund to be made. Merrill Lynch Life will then refund to the contract owner the greater of all premiums paid into the Contract or the contract value as of the date the Contract is returned. For contracts issued in the Commonwealth of Pennsylvania, Merrill Lynch Life will refund the contract value as of the date the Contract is returned. The Contract will then be deemed void.

CONTRACT CHANGES

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract will take effect as of the date such a request is signed by the contract owner, unless Merrill Lynch Life has already acted in reliance on the prior status. Such changes may have tax consequences. See FEDERAL INCOME TAXES on page 34. See also OWNERSHIP OF THE CONTRACT on page 26.

PREMIUMS

Initial premium payments must be $5,000 or more on a nonqualified Contract and $2,000 or more on an IRA Contract. Subsequent premium payments generally must be $300 or more and can be made at any time prior to the annuity date. (The $300 minimum may be waived in connection with premiums paid under IRA Contracts that are held in Retirement Plan Operations (RPO) accounts of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), in order to transfer any existing cash balance of such account, in full, into a Contract.) Merrill Lynch Life reserves the right to refuse to accept subsequent premium payments, if required by law.

Premium payments can be made directly by the contract owner or debited from his or her MLPF&S brokerage account and must be transmitted to Merrill Lynch Life's Service Center at the address printed on the cover of this Prospectus. Under an automatic investment feature, premium payments can also be made systematically on a monthly, quarterly, semi-annual or annual basis from a MLPF&S brokerage account. Subsequent premium payments made under the automatic investment feature are subject to a $100 (not $300) minimum. A Financial Consultant should be contacted for additional information. The automatic investment feature may be canceled by the contract owner at any time. Once canceled, it can not be activated again until the next contract year. Maximum annual contributions to IRA Contracts are limited by federal law.

PREMIUM INVESTMENTS

For the first 14 days following the date of issue, all premiums directed into Account A will be held in the Domestic Money Market Subaccount. Thereafter, the account value will be reallocated to the Account A subaccounts selected. In the Commonwealth of Pennsylvania, all premiums will be invested as of the date of issue in the subaccounts selected by the contract owner. Subsequent premiums allocated to Account A will be directly placed in the subaccounts selected as of the end of the valuation period in which they are received at Merrill Lynch Life's Service Center. Premiums directed into Account B will be directly placed in the Reserve Assets Subaccount on the issue date. Subsequent premiums allocated to Account B will be directly placed in its Reserve Assets Subaccount as of the end of the valuation period in which they are received at Merrill Lynch Life's Service Center. Currently, a contract owner may allocate his or her premium among eighteen subaccounts (seventeen available through Account A and one available through Account B); allocations must be made in increments that are even multiples of 10%. For example, 10% of a premium received may be allocated to the Prime Bond Fund, 40% allocated to the High Current Income Fund, and 50% allocated to the Quality Equity Fund. However, a contract owner may not allocate 33 1/3% to the Prime Bond Fund and 66 2/3% to the High Current Income Fund. If allocation instructions are not given with subsequent premiums received, Merrill Lynch Life will allocate those premiums according to the allocation instructions last received from the contract owner. Merrill Lynch Life reserves the right to modify the limit on the number of subaccounts to which future allocations may be made.

ACCUMULATION UNITS

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value varies daily, as described below. This value is used to determine the number of subaccount accumulation units represented by a contract owner's investment in a subaccount. When a contract owner invests a premium or transfers an amount to a subaccount, accumulation units in that subaccount are purchased and credited to the Contract. Conversely, when a contract owner withdraws contract value or transfers an amount from a subaccount, accumulation units credited to the Contract in that subaccount are redeemed. Similarly, when a deduction is made under a Contract for the contract maintenance charge, any contingent deferred sales charges, any transfer charge and any premium taxes due, accumulation units credited to the Contract in the subaccounts are redeemed. (See CHARGES AND DEDUCTIONS on page 23 for a discussion concerning the allocation of charges to subaccounts.) The number of accumulation units in a subaccount so purchased or redeemed for a Contract is based on the subaccount's accumulation unit value as of the end of the valuation period during which the purchase or redemption is made. It is determined by dividing the dollar value of the amount of the purchase or redemption allocated to the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the transfer is effected. The number of accumulation units in each subaccount credited to a Contract will therefore increase or decrease as these transactions are effected.

The number of subaccount accumulation units credited to a Contract will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience will be reflected in the accumulation unit value.

For each subaccount, the value of an accumulation unit was arbitrarily set at $10 when it was established. Accumulation unit values may increase or decrease from one valuation period to the next. A valuation period is the interval from one determination of the net asset value of a subaccount to the next, measured from the time each day the Funds are valued. The Funds are valued at the close of business on each day the New York Stock Exchange is open. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the last prior valuation period by the net investment factor for the subaccount for the current valuation period. The Funds' investment performance, expenses, and the deduction of asset-based charges affect the accumulation unit value.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, the net investment factor is determined by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period, and subtracting from the result the valuation period equivalent of the annual administration and mortality and expense risk charges. Merrill Lynch Life may adjust the net investment factor to make provisions for any change in the law that requires it to pay tax on capital gains in the Accounts or for any assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See OTHER CHARGES on page 25).

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.


DEATH BENEFIT

Prior to the annuity date, the Contract provides a death benefit feature that guarantees a death benefit if the contract owner dies, regardless of investment experience. A Contract's death benefit is equal to the greater of
(a) the sum of the excess, if any, of premiums paid into Account A with interest on them from the date received at an interest rate compounded daily to yield 5% annually, over transfers to Account B and withdrawals from Account A multiplied by a rate compounded daily from the date of transfer or withdrawal to yield 5% annually, plus the value of Account B; or (b) the contract value. There are limits on the period during which interest will accrue for purposes of this calculation. For Contracts issued beginning June 1, 1995 (or later as state approvals are obtained), interest shall accrue only until the earliest of the last day of the 20th contract year, the last day of the contract year in which the contract owner (annuitant when the contract owner is not a natural person) attains age 80, or the date of the contract owner's (annuitant's when the contract owner is not a natural person) death. For Contracts issued prior to June 1, 1995, and for Contracts issued on or after that date but before state approvals are obtained, interest shall accrue only until the last day of the 20th contract year. If the contract owner dies prior to the annuity date, Merrill Lynch Life will pay the Contract's death benefit to the owner's beneficiary. Unless the beneficiary has been irrevocably designated, the contract owner may change the beneficiary at any time prior to the annuity date.

If the owner's beneficiary is his or her surviving spouse, the spouse may elect to continue the Contract in force on the same terms as applicable before the owner's death, and the spouse will then become the contract owner and the beneficiary until a new beneficiary is named.

The death benefit will be paid in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See ANNUITY OPTIONS on page 33.) However, if the contract owner dies before the annuity date, federal tax law generally requires the entire contract value to be distributed within five years of the date of death. Special rules may apply to the surviving spouse. (See FEDERAL INCOME TAXES on page 34.)

The death benefit is determined as of the date Merrill Lynch Life receives due proof of death at its Service Center. Due proof of death is received as of the date Merrill Lynch Life receives a certified copy of the contract owner's death certificate, the Beneficiary Statement, and any other paperwork necessary to process the death claim. If other documents have not been received by the 60th day following receipt of the certified death certificate, due proof of death will be deemed to have been received and the death benefit will be paid in a lump sum.

DEATH OF ANNUITANT

If the annuitant dies prior to the annuity date, and the annuitant is not the contract owner, the owner may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant unless the owner is not a natural person. If the contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid.

If the annuitant dies after the annuity date, while guaranteed amounts remain unpaid, the contract owner may either (a) have payments continue for the amount or period guaranteed; or (b) receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, his or her beneficiary may either (a) have payments continue for the amount or period guaranteed; or (b) receive the present value of the remaining guaranteed payments in a lump sum.

TRANSFERS

Once each contract year, contract owners may transfer from Account A to Account B an amount equal to any gain in account value and/or any premium not subject to a contingent deferred sales charge, determined as of the date the request is received. Where permitted by state regulation, once each contract year, contract owners may transfer from Account A to Account B all or a portion of the greater of that amount or 10% of premiums subject to a contingent deferred sales charge determined as of the date the request is received (minus any of that premium already withdrawn or transferred). Additionally, where permitted by state regulation, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. Periodic transfers may be canceled by the contract owner at any time. Once canceled, they can not be activated again until the next contract year.

Generally, the amount transferred will be deducted on a pro rata basis from among the affected Account A subaccounts, on the basis of the contract owner's interest in each subaccount to the Account A account value, unless the contract owner requests otherwise. However, if the amount will be transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. This is the only amount which may be transferred from Account A to Account B during that contract year. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Prior to the annuity date, contract owners may transfer all or part of their Account A value among the subaccounts of Account A up to six times per contract year without charge. Additional transfers among Account A subaccounts may be made at a charge of $25 per transfer. Currently, there is no charge for additional transfers. The transfer charge will be deducted on a pro rata basis from among the subaccounts from which account value is being transferred. Merrill Lynch Life reserves the right to change the number of additional transfers permitted each contract year, as appropriate.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. Requests to transfer dollar amounts must be for at least $300 or the total value of a subaccount, if less. Requests to transfer a percentage of Account A value are also subject to a

$300 minimum, with allocations in increments that are even multiples of 10%. For example, 20% of the $1,500 Account A value in the Prime Bond Fund may be transferred to the High Current Income Fund, but 15 1/2% may not.

Contract owners may make transfer requests in writing or by telephone, once Merrill Lynch Life receives proper telephone transfer authorization. Transfer requests may also be made through a Merrill Lynch Financial Consultant, once Merrill Lynch Life receives proper authorization. Transfers will take effect as of the end of the valuation period on the date the request is received at Merrill Lynch Life's Service Center. Telephone transfer requests received after 4:00 p.m. (ET) will be deemed to have been received the following business day.

DOLLAR COST AVERAGING

The Contract offers an additional optional transfer feature called Dollar Cost Averaging. This feature allows contract owners to reallocate value from the Account A Domestic Money Market Subaccount to any of the remaining Account A investment options. Amounts will be transferred monthly to the subaccounts specified by the contract owner. Amounts of $1,000 or more must be allotted for transfer each month in the Dollar Cost Averaging feature. Allocations must be designated in percentage increments that are even multiples of 10%. No specific dollar amount designations may be made. Merrill Lynch Life reserves the right to change these minimums.

Contract owners may apply for the Dollar Cost Averaging feature at any time prior to the annuity date. Dollar Cost Averaging transfers may continue for anywhere from 12 to 36 months (or to the annuity date, if earlier), subject to availability of Domestic Money Market Subaccount value for this purpose. When the Dollar Cost Averaging feature is elected, an amount equal to the total to be transferred during the term of the feature must have been deposited into the Domestic Money Market Subaccount. Should the owner's interest in the Domestic Money Market Subaccount drop below the selected monthly transfer amount, Merrill Lynch Life will notify the contract owner that an additional premium payment will be necessary in that subaccount if he or she wants to continue in the Dollar Cost Averaging feature.

The first Dollar Cost Averaging transfer will be effected on the first monthiversary date after Merrill Lynch Life receives the contract owner's election at its Service Center. Subsequent Dollar Cost Averaging transfers will take effect as of the end of the valuation period on each of the Contract's monthiversary dates.

The main objective of the Dollar Cost Averaging feature is to shield investment from short term price fluctuations. Since the same dollar amount is transferred to selected subaccounts each month, more accumulation units are purchased in a subaccount when their value is low and fewer accumulation units are purchased when their value is high. Therefore, a lower than average cost of purchasing accumulation units may be achieved over the long term. This plan of investing allows contract owners to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

There is no charge imposed on Dollar Cost Averaging transfers. These transfers are in addition to the annual transfers permitted under the Contract, as described above.

Dollar Cost Averaging is an investment strategy and does not guarantee an investment gain, nor will it protect against an investment loss when markets have declined.

MERRILL LYNCH RETIREMENT PLUS ADVISOR/SM/

Subject to certain eligibility requirements, a contract owner may elect to participate in the Merrill Lynch Retirement Plus Advisor SM ("RPA") program. Through RPA, premiums and Account A values are allocated and transferred periodically among the subaccounts of Account A, in accordance with an investment program developed by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") that is consistent with the contract owner's investment profile. MLPF&S is registered as an investment adviser under the Investment Advisers Act of 1940.

Prior to participating in this program, a contract owner must complete an RPA profiling questionnaire and client agreement for each contract under which Account A values will be allocated pursuant to the RPA program.

If premiums and Account A values under a contract are being invested pursuant to the RPA program, then Dollar Cost Averaging is not available for the contract. In addition, the contract owner's participation in the RPA program may be terminated in the discretion of MLPF&S if a contract owner requests a transfer while the RPA program is in effect; such contract owner-initiated transfers may be inconsistent with investment strategies being implemented through the program.

RPA program transfers of Account A values are not subject to any transfer charge. Fees associated with participation in the RPA program, which are imposed by MLPF&S are paid by the participating contract owner directly through the contract owner's Merrill Lynch brokerage account, and are not deducted from the contract value or imposed on the Accounts.

A contract owner wishing to participate in the RPA program should consult with his or her Financial Consultant for additional information regarding the availability of the program and specific eligibility requirements.

Participation in the program does not guarantee that a contract owner will attain his or her investment goals. In addition, the program does not guarantee investment gains, or protect against investment losses.

WITHDRAWALS AND SURRENDERS

Withdrawals may be made from the Contract up to six times per contract year prior to the annuity date. The first withdrawal from Account A in any contract year will be effected as if gain in account value and premium not subject to a contingent deferred sales charge is withdrawn first, followed by premium on a "first-in, first-out" basis. A contingent deferred sales charge will not be applied to the first withdrawal in any contract year out of Account A to the extent that the withdrawal consists of gain and/or any premium not subject to such a charge. Where permitted by state regulation, a contingent deferred sales charge will not be applied to that portion of the first withdrawal from Account A in any contract year that does not exceed the greater of (a) or (b) where (a) is 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge determined as of the date the request is received, less any prior amount withdrawn or transferred from Account A to Account B in the contract year, and (b) is the gain in Account A plus premiums allocated to Account A as of the date the request is received that are not subject to a contingent deferred sales charge.

Additionally, where permitted by state regulation, the amount withdrawn may be paid on a monthly, quarterly, semi-annual or annual basis, if the contract owner so elects. Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See PENALTY TAXES on page 36.)

All subsequent withdrawals from Account A in the same contract year will be effected as if premium is withdrawn on a "first-in, first-out" basis before any gain in account value is withdrawn. Therefore, premium accumulated the longest will be withdrawn first. These withdrawals are subject to a contingent deferred sales charge. (See CONTINGENT DEFERRED SALES CHARGE on page 24.)

There are no contingent deferred sales charges imposed on any withdrawals from Account B. In addition, no contingent deferred sales charge will be imposed on withdrawals from Account A on a Contract purchased by an employee of Merrill Lynch Life or its affiliates or purchased by the employee's spouse or dependents, where permitted by state regulation.

In addition, the contract owner may request monthly, quarterly, semiannual, or annual automatic withdrawals from Account B. This optional automatic withdrawal program can be activated or canceled by the contract owner once each contract year. Once canceled, the program can not be activated again until the next contract year. Withdrawal amounts may be increased or decreased at any time, once Merrill Lynch Life receives a proper request at its Service Center. There are no contingent deferred sales charges imposed on automatic withdrawals from Account B. These withdrawals are in addition to the annual withdrawals permitted under the Contract, as described above. Automatic withdrawals may be included in the contract owner's gross income in the year in which the withdrawal occurs. (See DISTRIBUTIONS on page 35.) Withdrawals may be taxable and subject to a 10% tax penalty. (See PENALTY TAXES on page 36.)

If the contract owner has elected both the automatic withdrawal program and a withdrawal from Account A on a monthly, quarterly, semi-annual or annual basis, both forms of withdrawal must be paid out on the same date(s).

The minimum amount that may be withdrawn is $300. At least $2,000 must remain in the Contract after a withdrawal is made. Merrill Lynch Life reserves the right to change these minimums. Withdrawals will be effected as of the end of the valuation period on the date the request is received at Merrill Lynch Life's Service Center. Unless otherwise directed by the contract owner, withdrawals will be taken from subaccounts in the same proportion as the owner's contract value bears to the subaccounts of the Accounts from which the withdrawal is made. A withdrawal may be effected by telephone, once a proper authorization form is submitted to Merrill Lynch Life's Service Center, if the amount withdrawn is to be paid into a Merrill Lynch, Pierce, Fenner & Smith Incorporated brokerage account. Otherwise, a withdrawal request must be submitted by the contract owner in writing to Merrill Lynch Life's Service Center. Telephone withdrawal requests received after 4:00 p.m. (ET) will be deemed to have been received the following business day.

The Contract may be surrendered at any time prior to the annuity date. To surrender the Contract through a full withdrawal, the Contract must be delivered to Merrill Lynch Life's Service Center. The surrender will be effected as of the end of the valuation period on the date the Contract is received at Merrill Lynch Life's Service Center. The amount payable on surrender is the contract value as of the end of the valuation period when the surrender is effected, less any applicable contingent deferred sales charge, less the contract maintenance charge if the contract value is less than $50,000 and that valuation period is not a contract anniversary, less any applicable charge for premium taxes. (See CHARGES AND DEDUCTIONS on page 23.)

Withdrawals will decrease the contract value. Withdrawals from either Account A or Account B are subject to tax and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See FEDERAL INCOME TAXES on page 34.)

PAYMENTS TO CONTRACT OWNERS

Merrill Lynch Life will generally pay the amount of any withdrawal or surrender, any annuity payment or death benefit, minus any applicable charges, premium taxes or tax withholding, within seven days of receipt of a proper request at its Service Center. However, Merrill Lynch Life may delay the payment of any withdrawal, surrender, or death benefit, or the processing of any annuity payment or transfer request if (a) the New York Stock Exchange is closed, other than for a customary weekend or holiday; (b) trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c) the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Accounts or to determine the value of their assets; (d) the Securities and Exchange Commission by order so permits for the protection of security holders; or (e) payment is derived from a check used to make a premium payment which has not cleared through the banking system.

ANNUITY DATE

The contract owner selects an annuity date when the Contract is applied for. The annuity date may be changed by telephone or by written notice submitted to Merrill Lynch Life's Service Center, up to 30 days prior to that date. Generally, the annuity date for nonqualified Contracts may not be later than the annuitant's 85th birthday. For IRA Contracts, the annuity date may not be later than when the owner/annuitant reaches the age of 70 2/3 unless the contract owner selects a later annuity date. If no annuity date is chosen, the annuity date will automatically be the date on which the annuitant reaches age 85 or 70 1/2, as outlined above.

The first annuity payment will be made on the annuity date, and payments will continue thereafter according to the schedule of the annuity option selected.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in ANNUITY OPTIONS on page 33.

ANNUITY OPTIONS

The Contract provides a choice of fixed annuity payment options. If an annuity option is not chosen by the contract owner, Merrill Lynch Life will automatically effect the Life Annuity with Payments Guaranteed for 10 Years annuity option when the contract owner reaches age 85 (age 70 1/2 for an IRA Contract). The annuity option may be changed up to 30 days prior to the annuity date. Merrill Lynch Life reserves the right to limit annuity options available to IRA contract owners to comply with provisions of the Internal Revenue Code or regulations thereunder. On the annuity date, the entire contract value, after a deduction for the cost of any applicable premium taxes, will be transferred to Merrill Lynch Life's general account, from which the annuity payments will be made. The amount of each payment is predetermined.

The dollar amount of annuity payments is determined by the contract value on the annuity date, applied to Merrill Lynch Life's then current annuity purchase rates. These rates will be furnished on request. The rates will never be less favorable than those shown in the Contract.

If the age and/or sex of the annuitant was misstated to Merrill Lynch Life, resulting in an incorrect calculation of annuity payments on a Contract, future annuity payments on that Contract will be adjusted to reflect the correct age and/or sex. Any amount Merrill Lynch Life overpaid as the result of a misstatement will be deducted from future payments with 6% annual interest charges. Any amount Merrill Lynch Life underpaid as the result of a misstatement will be paid in full with the next payment made with 6% annual interest credited.

If the contract value on the annuity date, after the deduction for the cost of any applicable premium taxes, is less than $5,000 (or a different minimum amount, if required by state law), Merrill Lynch Life may pay the annuity benefits in a lump sum, rather than as periodic payments. If any annuity payment would be less than $50 (or a different minimum amount, if required by state law), the frequency of payments may be changed so that all payments will be at least $50 (or the minimum amount required by state law). Otherwise, the contract owner has the following annuity payment options. Merrill Lynch Life reserves the right to permit additional annuity payment options.

 . PAYMENTS OF A FIXED AMOUNT--Equal payments in an amount chosen by the contract owner will be guaranteed until the sum of all annuity payments equals the contract value transferred to Merrill Lynch Life's general account on the annuity date, adjusted for interest credited as shown in the Contract. The amount chosen must provide for payments for at least five years. Payments are guaranteed irrespective of the annuitant's life. If the annuitant dies before the end of the guarantee period, the contract owner may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, his or her beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

 . PAYMENTS FOR A FIXED PERIOD--Payments will be made for five years or a longer period if selected by the contract owner. Payments are guaranteed irrespective of the annuitant's life. If the annuitant dies before the end of the guarantee period, the contract owner may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, his or her beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

 .  *LIFE ANNUITY--Payments will be made for the life of the annuitant.
   Payments will cease with the last payment due before the annuitant's death.

 . LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS--Payments will be made for the life of the annuitant. In addition, even if the annuitant dies before the guarantee period ends, payments will be guaranteed for either 10 or 20 years as selected by the contract owner. If the annuitant dies before the end of the guarantee period, the contract owner may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, his or her beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

 . LIFE ANNUITY WITH GUARANTEED RETURN OF CONTRACT VALUE--Payments will be made for the life of the annuitant. In addition, even if the annuitant dies beforehand, payments will be guaranteed until the sum of all annuity payments equals the contract value transferred to Merrill Lynch Life's general account on the annuity date, adjusted for interest credited as shown in the Contract.

 . *JOINT AND SURVIVOR LIFE ANNUITY--Payments will be made for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

 . INDIVIDUAL RETIREMENT ACCOUNT ANNUITY--This annuity option is available only to IRA contract owners. Payments will be made annually based on either
   (a) the life expectancy of the owner/ annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; or (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be equal to the remaining contract value transferred to Merrill Lynch Life's general account, divided by the then current life expectancy chosen, as defined by Internal Revenue Service regulations. Payments will be made on each anniversary of the annuity date. If the measuring life or lives dies before the remaining value has been distributed, that value will be paid to the contract owner in a lump sum.

* These options are life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

UNISEX

Generally, the Contract provides for sex-distinct annuity purchase rates for life annuities. However, in those states that have adopted regulations prohibiting sex-distinct rates, blended unisex annuity purchase rates for life annuities will be applied, whether the annuitant is male or female. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Employers and employee organizations considering purchasing the Contract should consult with their legal adviser to determine whether purchasing the Contract based on sex-distinct annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Merrill Lynch Life may offer such contract owners Contracts based on unisex annuity purchase rates.

                             FEDERAL INCOME TAXES

INTRODUCTION

The Contracts are designed for use in connection with retirement plans that are not qualified plans under the provisions of the Internal Revenue Code and also Individual Retirement Annuities (IRAs). The ultimate effect of federal income taxes on contract value, on annuity payments, and on the economic benefit to the contract owner, depends on the type of retirement plan for which the Contract is purchased, on whether the investments of the Accounts meet Internal Revenue Service diversification standards (discussed below) and on the tax status of the individual concerned. The following discussion is general in nature and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all situations in which a person may by entitled to or may receive a distribution under the Contract. Contract owners should consult a competent tax adviser before initiating any transaction. This discussion is based on the Company's understanding of current federal income tax laws as currently interpreted by the Internal Revenue Service and generally does not discuss or consider any applicable state or other tax laws. No representation is made as to the likelihood of continuation of current federal income tax laws or of the current interpretations by the Internal Revenue Service. MERRILL LYNCH LIFE DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

MERRILL LYNCH LIFE'S TAX STATUS

Merrill Lynch Life is taxed as a life insurance company under the Internal Revenue Code. The Accounts are not a separate entity and for tax purposes their operations are part of the

Company's. Therefore, the Company will be liable for any taxes attributable to the Accounts. Under existing federal income tax law the investment income of the Accounts is includable in the Company's gross income. Merrill Lynch Life currently incurs no income taxes on this income. Merrill Lynch Life reserves the right, however, to deduct from the Accounts any such taxes which are imposed on the investment earnings or taxes measured by or attributable to the receipt of premium.

TAXATION OF ANNUITIES

In General

Section 72 of the Internal Revenue Code governs taxation of annuities in general. With respect to contracts held by natural persons, Merrill Lynch Life believes that the contract owner is not taxed on increases in the value of the Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. Additionally, certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the excess of the net contract value over the contract owner's investment in the Contract.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any nonqualified Contract to provide that
(a) if any contract owner dies on or after the annuity commencement date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that contract owner's death; and (b) if any contract owner dies prior to the annuity commencement date, the entire interest in the Contract will be distributed within five years after the date of the contract owner's death. These requirements will be considered satisfied as to any portion of the contract owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The contract owner's "designated beneficiary" (referred to herein as the "Owner's Beneficiary") is the person designated by such contract owner as a beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the contract owner's "designated beneficiary" is the surviving spouse of the contract owner, the Contract may be continued with the surviving spouse as the new owner. Solely for purposes of applying the provisions of Section 72(s) of the Code, when nonqualified Contracts are held by other than a natural person, the death of, or change of, the annuitant is treated as the death of the contract owner.

The nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to IRAs.

Non-natural Owners

Nonqualified contracts held by other than a natural person generally are not treated as annuities, and the contract owner generally must include in income any increase in the excess of the contract value over the contract owner's investment in the Contract. This is not applicable to trusts or other entities acting as an agent for a natural person, and there are certain other exceptions to this rule. Prospective contract owners who are not natural persons should consult a competent tax adviser.

Distributions

The taxable portion of annuity payments is generally determined by a formula that establishes the ratio that the cost basis of the contract bears to the expected return under the contract. After such time as the sum of the nontaxable portion of annuity payments received equals the sum of premium payments (adjusted for any withdrawals or outstanding loans), all subsequent annuity payments are fully taxable as ordinary income. With respect to nonqualified Contracts, partial withdrawals of contract value are treated as taxable income to the extent that the contract value just before the withdrawal exceeds the investment in the Contract. The assignment or pledge (or agreement to assign or pledge) of any portion of the value of the Contract shall be treated as a withdrawal subject to this rule. Full withdrawals are treated as taxable income under section 72(e) of the Internal Revenue Code to the extent that the net amount received exceeds the investment in the Contract. (For the tax treatment of any premium paid prior to August 14, 1982, under another annuity contract, which contract has been exchanged for this Contract, consult your tax adviser.) Amounts may be distributed from a Contract because of the death of the owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, the amount is taxed in the same manner as a full withdrawal; or (2) if distributed under a payment option, the amounts are taxed in the same manner as annuity payments. For both withdrawals and annuity payments under IRAs, there may be no cost basis in the contract within the meaning of Section 72 of the Internal Revenue Code, and the total amount received may be taxable as ordinary income.

Multiple Annuity Contracts

All nonqualified annuity contracts entered into after October 21, 1988 that are issued by Merrill Lynch Life (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Internal Revenue Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

Penalty Taxes

A penalty tax may be imposed equal to 10% of the taxable income portion of a withdrawal. The penalty tax applies to both nonqualified Contracts and IRAs, with different exceptions for each. The exceptions applicable to both nonqualified Contracts and IRAs include (a) distributions made at or after the contract owner attains age 59 1/2, (b) distributions made on or after the contract owner's death, (c) distributions attributable to the contract owner's disability, and (d) substantially equal periodic payments for the contract owner's life or life expectancy (or joint life or joint life expectancy of the contract owner and a second designated person). In certain circumstances, other exceptions may apply. Other tax penalties may apply to certain distributions loans and other transactions under IRAs.

INTERNAL REVENUE SERVICE DIVERSIFICATION STANDARDS

The Internal Revenue Service has published regulations prescribing diversification standards to be met by nonqualified variable annuity contracts as a condition to being taxed as annuities under Section 72 of the Internal Revenue Code. The standards provide that investments of a subaccount of the Accounts are adequately diversified if no more than (a) 55% of the value of its assets is represented by any one investment, (b) 70% is represented by any two investments, (c) 80% is represented by any three investments, and (d) 90% is represented by any four investments. Each Fund is obligated to comply with the diversification standards imposed by the Internal Revenue Service.

The Treasury Department has announced that the diversification regulations do not provide guidance concerning the extent to which contract owners may direct their investments to particular subaccounts of a separate account. Such guidance will be included in regulations or Revenue Rulings under Section 817(d) of the Internal Revenue Code relating to the definition of a variable contract. It is unknown what standards will be adopted in such regulations. Merrill Lynch Life, however, believes that according to current law the Contract will be treated as an annuity for federal income tax purposes and that the Company, not the contract owner, will be treated as the owner of the contract investments.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, the owner of the Contract has additional flexibility in allocating premium payments and account values. These differences could result in the owner being treated as the owner of the assets of the Accounts. Merrill Lynch Life reserves the right to modify the Contract as necessary to prevent the contract owner from being considered the owner of the assets of the Accounts for federal tax purposes. Any such changes will apply uniformly to affected contract owners and will be made with such notice to affected contract owners as is feasible under the circumstances.

IRA CONTRACTS

Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible, and on the time when distributions may commence and the duration of those distributions. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The ultimate effect of federal income taxes on the amounts contributed to and held under a Contract, on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary depends on the tax and employment status of the individual concerned and on Merrill Lynch Life's tax status. In addition, certain requirements must be satisfied in purchasing an IRA with proceeds from a tax qualified retirement plan and receiving distributions from an IRA in order to continue receiving favorable tax treatment. Sales of the Contract for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke the Contract within seven days of the earlier of the establishment of the IRA or the purchase of the Contract. Purchasers should seek competent tax advice as to the suitability of the Contract for use with or as an IRA. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

A transfer of ownership of the Contract, the designation of an annuitant who is not also the owner, or the exchange of the Contract may result in certain tax consequences to the contract owner that are not discussed herein. A contract owner contemplating any such transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

WITHHOLDING

Unless the contract owner elects to the contrary, the taxable portion of any amounts received under the Contract will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments will generally be determined on the basis of the withholding certificate filed by the contract owner with Merrill Lynch Life. If no such certificate is filed, the contract owner will be treated, for purposes of determining the withholding rate, as a married person with three exemptions.

The rate of withholding on all other payments made under the Contract, such as amounts received upon withdrawals, will generally be 10%. Thus, if the contract owner fails to elect that there be no withholding, Merrill Lynch Life will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that is taxable. Merrill Lynch Life will provide the contract owner with forms and instructions concerning the right to elect that no amount be withheld from payments. Generally, there will be no withholding for taxes until payments are actually received under the Contract.

POSSIBLE CHANGES IN TAXATION

In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although, as of the date of this prospectus, Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

OTHER TAX CONSEQUENCES

Merrill Lynch Life does not make any guarantee regarding the tax status of the Contract or any transaction regarding the Contract. As noted above, the foregoing discussion of the income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

                               OTHER INFORMATION

VOTING RIGHTS

Merrill Lynch Life is the legal owner of all Fund shares held in the Accounts. As the owner, it has the right to vote on any matter put to vote at the Funds' shareholder meetings. However, Merrill Lynch Life will vote all Fund shares attributable to Contracts according to instructions received from contract owners. Shares attributable to Contracts for which no voting instructions are received will be voted in the same proportion as shares in the respective subaccounts for which instructions are received. Shares not attributable to Contracts will also be voted in the same proportion as shares in the respective subaccounts for which instructions are received. If any federal securities laws or regulations, or their present interpretation, change to permit Merrill Lynch Life to vote Fund shares in its own right, it may elect to do so.

Contract owners have voting rights prior to their annuity date. They may give voting instructions concerning (1) the election of the Funds' Board of Directors; (2) ratification of the Funds' independent accountant; (3) approval of the investment advisory agreement for a Fund corresponding to the contract owner's selected subaccounts; (4) any change in the fundamental investment policy of a Fund corresponding to the contract owner's selected subaccounts; and (5) any other matter requiring a vote of the Funds' shareholders. The number of shares for which a contract owner may give voting instructions prior to the annuity date is determined by dividing the contract owner's interest in a subaccount by the net asset value per share of the corresponding Fund. The number of shares for which contract owners may give voting instructions will be determined as of a record date chosen by Merrill Lynch Life. The record date will be no earlier than 90 days prior to the shareholders meeting.

After the annuity date, contract owners no longer have voting rights, since their contract value has then been moved out of the Funds.

Contract owners will receive periodic reports relating to the Funds in which they have an interest including proxy material and voting instruction forms.

REPORTS TO CONTRACT OWNERS

At least once each contract year prior to the annuity date, contract owners will be sent a statement that provides information pertinent to their own Contract. The statement will outline all Contract transactions during the year, the Contract's current number of accumulation units, the value of each accumulation unit, and the total contract value.

Contract owners will also be sent an annual and a semiannual report containing financial statements and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

SELLING THE CONTRACT

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch, Pierce, Fenner & Smith Incorporated's principal business address is World Financial Center, 250 Vesey Street, New York, New York 10281.

Contracts are sold by registered representatives (Financial Consultants) of Merrill Lynch, Pierce, Fenner & Smith Incorporated who are also licensed through various Merrill Lynch Life Agencies as insurance agents for Merrill Lynch Life. Merrill Lynch Life has entered into a distribution agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and companion sales agreements with the Merrill Lynch Life Agencies through which agreements the Contracts are sold and the Financial Consultants are compensated by Merrill Lynch Life Agencies and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated. The maximum commission paid to the Financial Consultant is 2.0% of each premium allocated to Separate Account A. In addition, on the annuity date, the Financial Consultant will receive compensation of no more than 1.4% of contract value not subject to a contingent deferred sales charge. Additional annual compensation of no more than 0.50% of contract value may also be paid to the Financial Consultant. Commission may be paid in the form of non-cash compensation. No commission or annuity date compensation will be paid on Contracts purchased by employees of Merrill Lynch Life or its affiliates or Contracts purchased by the employees' spouses or dependents.

The maximum commission Merrill Lynch Life will pay to the applicable insurance agency to be used to pay commissions to Financial Consultants is 5.0% of each premium allocated to Separate Account A.

Merrill Lynch, Pierce, Fenner & Smith Incorporated may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than Merrill Lynch, Pierce, Fenner & Smith Incorporated registered representatives.

STATE REGULATION

Merrill Lynch Life is subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. It is also subject to the insurance laws and regulations of all jurisdictions in which it is licensed to do business.

An annual statement in the prescribed form is filed with the insurance departments of jurisdictions where Merrill Lynch Life does business disclosing the Company's operations for the preceding year and its financial condition as of the end of that year. Insurance department regulation includes periodic examination to verify Contract liabilities and reserves and to determine solvency and compliance with all insurance laws and regulations. Merrill Lynch Life's books and accounts are subject to insurance department review at all times. A full examination of Merrill Lynch Life's operations is conducted periodically by the Arkansas Insurance Department and under the auspices of the National Association of Insurance Commissioners.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Accounts are a party or to which the assets of the Accounts are subject. Merrill Lynch Life and Merrill Lynch, Pierce, Fenner & Smith Incorporated are engaged in various kinds of routine litigation that, in the Company's judgment, is not material to its total assets. No litigation relates to the Accounts.

EXPERTS

The financial statements of Merrill Lynch Life as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and of the Accounts as of December 31, 1995 and for the periods presented in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1420.

LEGAL MATTERS

The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, Merrill Lynch Life's Senior Vice President and General Counsel. Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

  OTHER INFORMATION
  Principal Underwriter
  Financial Statements
  Administrative Services Arrangements
  CALCULATION OF YIELDS AND TOTAL RETURNS
  FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE
   ACCOUNT A
  FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE
   ACCOUNT B
  FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE INSURANCE COMPANY